UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

QCR Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

March 22, 2010
Dear Fellow Stockholder:
On behalf of the board of directors and management of QCR Holdings, Inc., we cordially invite you to attend the annual meeting of stockholders of QCR Holdings, Inc. to be held at 10:00 a.m. on May 5, 2010, at the i wireless Center (formerly The Mark of the Quad Cities) located at 1201 River Drive, Moline, Illinois. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our 2009 Annual Report to Stockholders for your review. At the meeting, we will report on our operations and the outlook for the year ahead.
The annual meeting will be held for the purpose of amending our Certificate of Incorporation to increase the maximum number of directors on the board and to increase the number of authorized shares of common stock, approving the issuance in a private offering of securities that are convertible into our common stock, approving the 2010 Equity Incentive Plan, electing four persons to serve as Class II directors, and approving a non-binding advisory proposal on compensation of certain executive officers.
We recommend that you vote your shares in favor of all the proposals presented at the annual meeting and for the director nominees.
We encourage you to attend the meeting in person. Regardless of whether you plan to attend the meeting, please COMPLETE, DATE, SIGN and RETURN THE ENCLOSED PROXY CARD in the enclosed envelope or vote by telephone or internet by following the preprinted instructions on the enclosed proxy card. This will assure that your shares are represented at the meeting.
We look forward to seeing you and visiting with you at the meeting.

Very truly yours,

James J. Brownson	Douglas M. Hultquist
Chairman of the Board	President and Chief Executive Officer
PARENT COMPANY OF:  QUAD CITY BANK & TRUST  CEDAR RAPIDS BANK & TRUST
ROCKFORD BANK & TRUST m2  LEASE FUNDS

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 5, 2010
To the stockholders of QCR Holdings, Inc.:
The annual meeting of stockholders of QCR Holdings, Inc., a Delaware corporation, will be held at the i wireless Center, 1201 River Drive, Moline, Illinois on Wednesday, May 5, 2010, at 10:00 a.m., local time, for the following purposes:
1.	to approve an amendment to the Certificate of Incorporation of QCR Holdings to increase the maximum number of directors on the board of directors from twelve to fifteen;
2.	to approve an amendment to the Certificate of Incorporation of QCR Holdings to increase the number of authorized shares of common stock from 10,000,000 shares to 20,000,000 shares;
3.	to approve the issuance of a new series of convertible preferred stock in accordance with NASDAQ Listing Rule 5635;
4.	to approve the QCR Holdings, Inc. 2010 Equity Incentive Plan;
5.	to elect four Class II directors until the regular annual meeting of stockholders in 2013 and until their successors are elected and have qualified;
6.	to approve a non-binding, advisory proposal on the compensation of certain executive officers; and
7.	to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.
The board of directors has fixed the close of business on March 10, 2010, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. In the event there is an insufficient number of votes for a quorum or to approve any of the proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit the further solicitation of proxies.
By order of the Board of Directors
Cathie S. Whiteside
Executive Vice President,
Corporate Strategy and Branding
Secretary
Moline, Illinois
March 22, 2010
PARENT COMPANY OF:  QUAD CITY BANK & TRUST  CEDAR RAPIDS BANK & TRUST
ROCKFORD BANK & TRUST m2  LEASE FUNDS

PROXY STATEMENT
QCR Holdings, Inc., a Delaware corporation, is the holding company for Quad City Bank and Trust Company, Cedar Rapids Bank and Trust Company, and Rockford Bank and Trust Company. Quad City Bank & Trust is an Iowa banking association located in Bettendorf, Iowa, with banking locations in Bettendorf and Davenport, Iowa and in Moline, Illinois. Quad City Bank & Trust owns 80% of the equity interests of m2 Lease Funds, LLC, a Wisconsin limited liability company based in Milwaukee that is engaged in the business of leasing machinery and equipment to businesses under direct financing lease contracts. Cedar Rapids Bank & Trust is an Iowa banking association located in Cedar Rapids, Iowa. Rockford Bank & Trust is an Illinois state bank located in Rockford, Illinois. QCR Holdings also owns all of the common stock of five business trust subsidiaries that were created to issue trust preferred securities. When we refer to our “banking subsidiaries” in this proxy statement, we are collectively referring to Quad City Bank & Trust, Cedar Rapids Bank & Trust, and Rockford Bank & Trust. When we refer to our “subsidiaries” in this proxy statement, we are collectively referring to our banking subsidiaries, as well as our business trusts.
This proxy statement is furnished in connection with the solicitation by the board of directors of QCR Holdings of proxies to be voted at the annual meeting of stockholders to be held at the i wireless Center, 1201 River Drive, Moline, Illinois, on May 5, 2010, at 10:00 a.m., local time, and at any adjournments or postponements of the meeting. We have enclosed our 2009 Annual Report, which includes consolidated financial statements of QCR Holdings and our subsidiaries. This proxy statement and related materials are first being mailed to stockholders of QCR Holdings on or about March 22, 2010.
The following is information regarding the meeting and the voting process, and is presented in a question and answer format.
Why am I receiving this proxy statement and proxy card?
You are receiving a proxy statement and proxy card from us because on March 10, 2010, the record date for the annual meeting, you owned shares of QCR Holdings common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning those matters to assist you in making an informed decision.
When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.
If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.
What matters will be voted on at the meeting?
You are being asked to vote on:
•	approval of an amendment to the Certificate of Incorporation to increase the maximum number of directors on the board;
•	approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock;
•	approval of the issuance of a new series of convertible preferred stock in accordance with NASDAQ Listing Rule 5635;

•	approval of the 2010 Equity Incentive Plan;
•	the election of four Class II directors for a term expiring in 2013; and
•	approval of a non-binding advisory proposal on compensation of certain executive officers.
These matters are more fully described in this proxy statement.
If I am the record holder of my shares, how do I vote?
You may vote by mail, by telephone, by internet or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.
If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted “for” all nominees named in this proxy statement and “for” each of the other proposals described in this proxy statement.
Although you may vote by mail, we ask that you vote instead by internet or telephone, which saves us postage and processing costs.
You may vote by telephone by calling the toll-free number specified on your proxy card or by accessing the internet website specified on your proxy card and by following the preprinted instructions on the proxy card. If you submit your vote by internet, you may incur costs, such as cable, telephone and internet access charges. Votes submitted by telephone or internet must be received by midnight CDT on Monday, May 3, 2010. The giving of a proxy by either of these means will not affect your right to vote in person if you decide to attend the meeting.
If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of a broker or other fiduciary (or in what is usually referred to as “street name”), you will need to arrange to obtain a legal proxy from that person or entity in order to vote in person at the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.
If I hold shares in the name of a broker or fiduciary, who votes my shares?
If you received this proxy statement from your broker or other fiduciary, your broker or fiduciary should have given you instructions for directing how that person or entity should vote your shares. It will then be your broker or fiduciary’s responsibility to vote your shares for you in the manner you direct. Please complete, execute and return the proxy card in the envelope provided by your broker.
Under the rules of various national and regional securities exchanges, brokers generally may vote on routine matters, such as the ratification of an independent public accounting firm, but may not vote on non-routine matters, such as an amendment to the Certificate of Incorporation or the adoption or amendment of a stock incentive plan, unless they have received voting instructions from the person for whom they are holding shares. If there is a non-routine matter presented to stockholders at a meeting and your broker or fiduciary does not receive instructions from you on how to vote on that matter, your broker or fiduciary will return the proxy card to us, indicating that he or she does not have the authority to vote on that matter. This is generally referred to as a “broker non-vote” and may affect the outcome of the voting on those matters.

As of January 1, 2010, the election of directors is now considered a non-routine matter. We therefore encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the 2010 annual meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.
A number of banks and brokerage firms participate in a program that also permits stockholders to direct their vote by telephone or internet. If your shares are held in an account at such a bank or brokerage firm, you may vote your shares by telephone or internet by following the instructions on their enclosed voting form. If you submit your vote by internet, you may incur costs, such as cable, telephone and internet access charges. Voting your shares in this manner will not affect your right to vote in person if you decide to attend the meeting, however, you must first request a legal proxy either on the internet or the enclosed proxy card. Requesting a legal proxy prior to the deadline stated above will automatically cancel any voting directions you have previously given by internet or by telephone with respect to your shares.
What does it mean if I receive more than one proxy card?
It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with brokers. Please sign and return ALL proxy forms to ensure that all your shares are voted. If you received more than one proxy card but only one copy of the proxy statement and annual and transitional reports, you may request additional copies from us at any time.
What if I change my mind after I return my proxy?
If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:
•	signing another proxy with a later date and returning that proxy to us;
•	timely submitting another proxy via the telephone or internet;
•	sending notice to us that you are revoking your proxy; or
•	voting in person at the meeting.
If you hold your shares in the name of your broker or through a fiduciary and desire to revoke your proxy, you will need to contact that person or entity to revoke your proxy.
How many votes do we need to hold the annual meeting?
A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.
Shares are counted as present at the meeting if the stockholder either:
•	is present in person at the meeting; or
•	has properly submitted a signed proxy card or other proxy.
On March 10, 2010, the record date, there were 4,582,791 shares of common stock outstanding. Therefore, at least 2,291,396 shares need to be present in person or by proxy at the annual meeting in order to hold the meeting and conduct business.
What happens if a nominee is unable to stand for election?
The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than the number of nominees presented for election at the meeting. The board has no reason to believe any nominee will be unable to stand for election.

What options do I have in voting on each of the proposals?
You may vote “for” or “withhold authority to vote for” each nominee for director. You may vote “for,” “against” or “abstain” on each of the proposals described in this proxy statement and on any other proposal that may properly be brought before the meeting.
How many votes may I cast?
Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.
How many votes are needed for each proposal?
Our directors are elected by a plurality and the four individuals receiving the highest number of votes cast “for” their election will be elected as Class II directors of QCR Holdings. Broker non-votes and abstentions will not be counted in tabulating the vote on the election of directors, but will count for purposes of determining whether or not a quorum is present on the matter. As referenced above, as of January 1, 2010, director elections are now considered to be non-routine matters. As a result, if your shares are held by a broker or other fiduciary, it cannot vote your shares in the election of our directors unless it has received voting instructions from you.
Approval of the amendments to our Certificate of Incorporation to increase the maximum number of directors on our board of directors and to increase the number of authorized shares of our common stock must receive the affirmative vote of a majority of the outstanding shares of our common stock as of the close of business on March 10, 2010.
Approval of the issuance of a new series of convertible preferred stock in accordance with NASDAQ Listing Rule 5635, the 2010 Equity Incentive Plan, the executive compensation, and all other proposals, must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes and abstentions will not be counted in tabulating the vote on such proposals, but will count for purposes of determining whether or not a quorum is present on the matter.
Because the vote on the resolution regarding executive compensation is advisory, it will not be binding upon the board of directors
Where do I find the voting results of the meeting?
If available, we will announce voting results at the meeting. The voting results will also be disclosed on a Form 8-K that we will file within four business days after the annual meeting.
Who bears the cost of soliciting proxies?
We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of QCR Holdings or of our subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 5, 2010.
Our proxy statement for the annual meeting of stockholders to be held on May 5, 2010, other proxy materials, and our annual report to stockholders for the fiscal year 2009 is available online at http://www.snl.com/irweblinkx/docs.aspx?iid=1024092.

APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF
QCR HOLDINGS, INC. TO INCREASE THE MAXIMUM NUMBER OF
DIRECTORS ON THE BOARD FROM TWELVE TO FIFTEEN
Overview
Our board of directors has adopted a resolution approving an amendment to our Certificate of Incorporation to increase the maximum number of directors on our board of directors from twelve to fifteen. Our board of directors determined that this amendment is in our best interests and in the best interests of our stockholders and further directed that the proposed action be submitted for consideration by our stockholders at the 2010 annual meeting. Holders of a majority of the outstanding shares of our common stock as of the close of business on March 10, 2010, must approve the amendment.
Proposed Amendment to the Certificate of Incorporation
If our stockholders approve the amendment, the first sentence of Article XII of our Certificate of Incorporation will be amended and replaced in its entirety to read as follows:
“The number of directors constituting the entire board of directors shall not be less than three nor more than fifteen, as fixed from time to time by resolution of not less than 80% of the number of directors which immediate prior to such proposed change had been fixed, in the manner prescribed herein, by the board of directors of the corporation, provided, however, that the number of directors shall be reduced as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire board of directors shall be thirteen until otherwise fixed as described immediately above.”
Such amendment would become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware. We intend to file such certificate of amendment immediately after the annual meeting if stockholders approve this proposal.
Reasons for the Amendment
Our Certificate of Incorporation currently provides that the board shall consist of no less than three directors and no more than twelve directors. If adopted, this proposal would allow the board to increase the number of directors serving on the board without receiving additional stockholder approval. We believe that the proposed amendment would allow for the election or appointment of additional directors who would provide additional business experience and knowledge of and contacts in our market areas, all of which would be expected to enhance our business prospects and growth.
If the proposed amendment to our Certificate of Incorporation is approved, the board intends to appoint one new director, Patrick S. Baird, to fill the newly formed vacancy as a Class II director, to serve in such capacity until the next annual meeting of the stockholders at which Class II directors of QCR Holdings are elected or until their successors have been elected and qualified. Accordingly, a vote to approve the amendment to our Certificate of Incorporation has the effect of approving the appointment of Mr. Baird to the board. The business experience of Mr. Baird is as follows:
Patrick S. Baird was first elected a board member of QCR Holdings in September 2002 and resigned in 2008 due to travel requirements of his position as President and Chief Executive Officer of AEGON USA, LLC, the U.S. subsidiary of the AEGON Insurance Group, a leading multinational insurance organization. Mr. Baird retired from that position on January 1, 2010. Mr. Baird joined the AEGON USA companies in 1976. He was appointed to the position of President and Chief Executive Officer in March 2002, having previously served as Executive Vice President and Chief Operating Officer, Chief Financial Officer and Director of Tax. Mr. Baird is a member of the Financial Services Roundtable and currently serves on the boards of the American Council of Life Insurance, Kirkwood Community College Foundation, Priority One, an economic development division of the Cedar Rapids Area Chamber of Commerce and Waypoint (formerly YWCA). Mr. Baird has been a director of Cedar Rapids Bank & Trust since its formation in 2001.

If the amendment is not approved, then the size of the board cannot be increased, and the board will not be able to appoint Mr. Baird as a new Class II director.
Stockholder Vote Necessary for Approval of the Amendment
To be approved by our stockholders, this amendment must receive the affirmative vote of the majority of the outstanding shares of our common stock. Accordingly, abstaining from voting on this proposal or failing to attend the annual meeting will have the same effect as voting against the proposal.
The board of directors believes that the adoption of this amendment is in the best interests of our stockholders and unanimously recommends that you vote your shares “FOR” this amendment.
APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF
QCR HOLDINGS, INC. TO INCREASE AUTHORIZED COMMON STOCK
Overview
Our board of directors has adopted a resolution approving an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $1.00 per share, from 10,000,000 shares to 20,000,000 shares. Our board of directors determined that this amendment is in our best interests and in the best interests of our stockholders and further directed that the proposed action be submitted for consideration by our stockholders at the 2010 annual meeting. Holders of a majority of the outstanding shares of our common stock as of the close of business on March 10, 2010, must approve the amendment.
Proposed Amendment to the Certificate of Incorporation
If our stockholders approve the amendment, the first sentence of Article IV of our Certificate of Incorporation will be amended and replaced in its entirety to read as follows:
“The total number of shares of capital stock which the corporation shall have authority to issue is 20,000,000 shares of Common Stock, par value $1.00 per share, and 250,000 shares of Preferred Stock, par value $1.00.”
Such amendment would become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware. We intend to file such certificate of amendment immediately after the annual meeting if stockholders approve this proposal.

Reasons for the Amendment
Our Certificate of Incorporation currently authorizes the issuance of up to 10,000,000 shares of common stock and 250,000 shares of preferred stock. As of the record date, we had 4,704,037 shares of common stock issued, 4,582,791 shares of common stock outstanding and 1,152,309 shares of common stock reserved for issuance pursuant to stock options and the warrants issued to the United States Department of the Treasury (“Treasury”) under the Capital Purchase Program, leaving us with 4,143,654 shares available for issuance. We believe that it is in the best interests of our stockholders to have additional shares of authorized common stock available for issuance by the board of directors for a variety of purposes. First, the additional shares of stock authorized by the amendment could be used to raise additional capital for the holding company or any of our subsidiaries. While we believe that we currently have a sufficient level of capital, given the ongoing economic environment, we may need to raise additional capital. The ability to raise additional capital would ensure that we could maintain our capital strength during the current difficult economic environment and position our organization for future growth. It is possible that the board may decide to raise additional capital in the future through private or public offerings of common stock, although the board does not currently have any specific plans to do so. We are, however, proposing to offer shares of a new series of preferred stock that are convertible into shares of our common stock. See “APPROVAL OF THE ISSUANCE OF SERIES E PREFERRED SHARES IN ACCORDANCE WITH NASDAQ LISTING RULE 5635.” If the issuance of the new preferred stock is approved by our stockholders, we will need additional shares in reserve for issuance upon the conversion of those shares of preferred stock.
Second, the additional shares of stock authorized by the amendment could be used to raise capital to redeem the preferred stock we issued to the Treasury under the Capital Purchase Program. On February 13, 2009, we issued $38.2 million of our preferred stock to the Treasury under that program. We are permitted to redeem the shares of preferred stock issued to Treasury at any time, subject to consultation with our regulators.
Third, the additional shares of common stock would provide us with stock that could be used to make acquisitions that may be advisable from time to time. These transactions could include the acquisition of additional branch locations, banks, thrifts or bank or thrift holding companies, including FDIC-assisted transactions. Although no such transactions are planned for the immediate future, we believe that it is in our best interests to have available a sufficient number of authorized shares of common stock if such transactions become desirable.
Fourth, additional authorized shares of common stock could be used to fund the grant of restricted stock or stock options to our officers, employees and directors, to the extent allowable under regulatory guidelines. Equity based compensation can be used to provide additional incentive to personnel without causing an immediate adverse effect on our profitability. Moreover, the grant of restricted stock or stock options can perhaps be used to retain valuable employees who might otherwise be lured away by the promise of higher cash salaries from competitors.
Fifth, additional authorized shares of common stock could be used for a variety of other purposes, including the declaration of a stock split or stock dividend. It is possible that the board of directors may in the future decide to declare a stock split or stock dividend.
If the amendment is not approved, then we may not have a sufficient number of authorized shares of common stock for our general corporate purposes, including raising additional capital, using the stock in acquisitions, or as equity based compensation for our employees. This may impede our ability to maintain our current levels of capital strength, grow in the future, and attract or retain qualified employees.

Effect of the Amendment
The increase in the authorized number of shares of common stock would allow for the possibility of substantial dilution of the voting power of our current stockholders, although no dilution will occur as a direct result of the increase in the number of our authorized shares. The degree of any dilution that would occur following the issuance of any additional shares of stock would depend upon factors that cannot be determined at this time, including the number of shares of stock that are actually issued in the future and the price per share for the stock being issued. Issuance of a large number of additional voting shares could significantly dilute the voting power of our existing stockholders.
The existence of a substantial number of authorized and unissued shares of common stock could also impede an attempt to acquire control because the board of directors would have the ability to issue additional shares of stock in response to any such attempt. We are not aware at this time of any attempt to acquire control of the company, and no decision has been made as to whether any or all newly authorized but unissued shares of stock would be issued in response to any attempt of that kind.
Stockholder Vote Necessary For Approval of the Amendment
To be approved by our stockholders, this amendment must receive the affirmative vote of the majority of the outstanding shares of our common stock. Accordingly, abstaining from voting on this proposal or failing to attend the annual meeting will have the same effect as voting against the proposal.
The board of directors believes that the adoption of this amendment is in the best interests of our stockholders and unanimously recommends that you vote your shares “FOR” this amendment.
APPROVAL OF THE ISSUANCE OF SERIES E PREFERRED SHARES
IN ACCORDANCE WITH NASDAQ LISTING RULE 5635
Overview
Our common stock is currently listed on the NASDAQ Global Market, and therefore, we are subject to the NASDAQ Listing Rules. NASDAQ Listing Rule 5635(d) requires stockholder approval for the issuance, other than in a public offering, of securities convertible into common stock at a price less than the greater of book value or market value of the common stock if the securities are convertible into 20% or more of a company’s common stock prior to issuance.
In the second quarter of 2010, we intend to offer up to $25.0 million of shares of a new series of preferred stock, the Series E Non-Cumulative Convertible Perpetual Preferred Stock (“Series E Preferred Stock”), which will be convertible into shares of our common stock. Depending on the number of shares of Series E Preferred Stock issued in the private offering, the shares of Series E Preferred Stock may be convertible into 20% or more of our outstanding common shares before the issuance. We intend to offer up to 25,000 shares of our Series E Preferred Stock, and each share will be convertible into approximately 82 shares of our common stock. If we issue all 25,000 shares of Series E Preferred Stock in the private offering, those shares would be convertible into approximately 2,057,613 shares of our common stock, or 44.9% of the 4,582,791 shares of common stock outstanding as of February 26, 2010.
The initial conversion price of the proposed Series E Preferred Stock has been set at $12.15, which reflects a significant premium to the market price of our common stock as of February 26, 2010, but is below the book value of our common stock, which was $14.35 as of December 31, 2009. Because the issuance of shares upon the conversion of the Series E Preferred Stock may exceed 20% of our common stock prior to the private offering and the conversion price at the closing of the private offering will be below the greater of the book or market value of our common stock prior to the private offering, we believe that NASDAQ Listing Rule 5635(d) requires us to obtain stockholder approval of the issuance of the Series E Preferred Stock.

The following descriptions of the terms of the proposed private offering and the reasons for the proposed private offering are included for informational purposes to our common stockholders in connection with this proxy solicitation and do not constitute an offer to sell or a solicitation of an offer to buy any securities of QCR Holdings, including the Series E Preferred Stock.
Summary of the Proposed Private Offering
In the second quarter of 2010, we intend to offer up to $25.0 million of shares of Series E Preferred Stock to accredited investors (as the same are defined in Regulation D promulgated by the Securities and Exchange Commission) and up to 35 non-accredited investors, in a private offering conducted pursuant to Rule 506 of Regulation D. The private offering of the Series E Preferred Stock is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended, and we expect to rely on Section 4(2) of the Securities Act, as well as Rule 506 of Regulation D for an exemption from registration.
As consideration for shares of Series E Preferred Stock, we will accept cash or shares of our Series B Non-Cumulative Perpetual Preferred Stock (“Series B Preferred Stock”) and Series C Non-Cumulative Perpetual Preferred Stock (“Series C Preferred Stock”). Holders of the Series B Preferred Stock and the Series C Preferred Stock will be permitted to exchange their existing shares of preferred stock for Series E Preferred Stock in the private offering based on the liquidation value of such shares. As of the date of this proxy statement, there were 268 shares of Series B Preferred Stock outstanding, with each share having a liquidation value of $50,000, and 300 shares of Series C Preferred Stock outstanding, with each share having a liquidation value of $25,000. Therefore, in the private offering, the holders of the shares of Series B Preferred Stock could exchange such shares for up to 13,400 shares of Series E Preferred Stock, and the holders of the shares of Series C Preferred Stock could exchange such shares for up to 7,500 shares of Series E Preferred Stock. If the holders of all of the Series B Preferred Stock and the Series C Preferred Stock exchange such shares for shares of Series E Preferred Stock, we would have only 4,100 shares of Series E Preferred Stock to issue to cash investors.
Each share of Series E Preferred Stock will be convertible into shares of our common stock at a conversion price of $12.15 per share, subject to anti-dilution adjustments upon the occurrence of certain events.
Because we will accept shares of Series B Preferred Stock and Series C Preferred Stock as consideration for shares of the new Series E Preferred Stock, we will need to obtain the prior approval of the Treasury in addition to stockholder approval pursuant to NASDAQ Listing Rule 5635(d).
Reasons for the Proposed Private Offering
We are conducting the proposed private offering for two main reasons. First, we are offering the Series E Preferred Stock to the holders of the Series B Preferred Stock and Series C Preferred Stock to attempt to reduce our total annual preferred stock dividend obligations. Second, we are offering the Series E Preferred Stock to other cash investors to raise funds to support the capital position of QCR Holdings.
We currently pay dividends of $1,784,500 annually on the Series B Preferred Stock and Series C Preferred Stock. The annual dividend rate payable on the Series B Preferred Stock and Series C Preferred Stock is 8.0% and 9.5%, respectively, as compared to the annual dividend rate payable on the Series E Preferred Stock of 7.0%. Thus, each share of Series B Preferred Stock and Series C Preferred Stock that is exchanged for shares of the Series E Preferred Stock in the private offering will reduce the annual dividend obligations of QCR Holdings. If all of the Series B Preferred Stock and Series C Preferred Stock are exchanged in the private offering for shares of Series E Preferred Stock, we expect to reduce the total annual dividend obligations with respect to this portion of our capital stock by $321,500. To offset this reduction in the dividend rate payable on the Series B Preferred Stock and Series C Preferred Stock and to encourage the holders of such shares to exchange them in the private offering, the Series E Preferred Stock includes a convertibility feature that does not currently exist in the Series B Preferred Stock and Series C Preferred Stock.

Although the total liquidation value of the Series B Preferred Stock and Series C Preferred Stock is $20.9 million, we are offering up to $25.0 million of the Series E Preferred Stock. As a result, we expect to also raise new capital in the private offering. While we believe that we currently have a sufficient level of capital, raising additional capital at this time will ensure that we can maintain our capital strength during the current difficult economic environment and position our organization for future growth.
If our stockholders do not approve the issuance of the Series E Preferred Stock, or if Treasury does not approve the ability of QCR Holdings to accept shares of Series B Preferred Stock or Series C Preferred Stock as consideration, we would be unable to complete the private offering as contemplated, and we may not be able to reduce our total preferred stock dividend obligations and raise additional capital.
Description of the Series E Preferred Stock
Our Certificate of Incorporation currently authorizes the issuance of up to 10,000,000 shares of common stock and 250,000 shares of preferred stock. As of date of this proxy statement, there were 268 shares of Series B Preferred Stock, 300 shares of Series C Preferred Stock and 38,237 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series D, issued and outstanding. The Series E Preferred Stock will be a new series of the preferred stock of QCR Holdings. If the issuance of Series E Preferred Stock is approved by our stockholders, we intend to offer up to 25,000 shares of the Series E Preferred Stock. The principal proposed terms of the Series E Preferred Stock are set forth below:
•	Dividends. The Series E Preferred Stock will entitle the holder to a 7.0% annual non-cumulative dividend, payable quarterly, only if declared by our board of directors.
•
Holder Conversion Option. The Series E Preferred Stock will be convertible, at the option of the holder, at any time, into the number of shares of common stock equal to the liquidation preference of $1,000, divided by the conversion price then in effect.

•
Company Conversion Option. The Series E Preferred Stock will be convertible, at the option of QCR Holdings, at any time after the third anniversary of the issuance date, into the number of shares of common stock equal to the liquidation preference of $1,000, divided by the conversion price then in effect. We may exercise this option only if the market price of the common stock equals or exceeds $17.22 for at least 20 trading days in a period of 30 consecutive trading days and we have paid dividends on the Series E Preferred Stock for four consecutive quarters.

•
Conversion Price. The initial conversion price will be $12.15, but the conversion price will be subject to anti-dilution adjustments upon the occurrence of stock splits, stock dividends and certain other transactions. In addition, if QCR Holdings conducts a rights offering to existing common stockholders within the first anniversary of the issuance date, the conversion price will be proportionately decreased based on the dilution of tangible book value of QCR Holdings resulting from such rights offering.

•
Redemption. We will have the right at any time after the fifth anniversary of the issuance date to call and redeem all (but not less than all) of the then outstanding shares of the Series E Preferred Stock at a price per share equal to: (i) $1,000; plus (ii) any declared but unpaid dividends for the then-current dividend period, if any.

Effect of the Issuance of the Series E Preferred Stock Upon Holders of Common Stock
Depending on the number of shares of Series E Preferred Stock we issue in the private offering, the issuance of additional shares of common stock upon the conversion of the Series E Preferred Stock could result in dilution of the financial and voting interests of our existing common stockholders. Because we do not know how many shares of Series E Preferred Stock will be issued in the private offering, and whether such shares will ultimately be issued at a conversion rate below the then book value of the common stock, the specific level of financial dilution, if any, cannot be determined at this time. The conversion of shares of Series E Preferred Stock for shares of common stock will, however, result in our existing common stockholders owning a smaller percentage of the outstanding common stock and a correspondingly smaller voting interest. The table below presents information regarding the number of shares of common stock that may be issued pursuant to conversion of the Series E Preferred Stock based on different private offering participation levels.

		Percentage of		Pro Forma
Number of	Approximate Number	Existing	Total Number of	Percentage of
Shares of Series	of Shares of Common	Common	Shares of Common	Common
E Preferred	Stock Issuable Upon	Stock	Stock Outstanding	Stock
Stock Issued	Conversion(1)	Outstanding(2)	After Conversion	Outstanding(3)
5,000	411,522	9.0%	4,994,313	8.2%
10,000	823,045	18.0%	5,405,836	15.2%
15,000	1,234,567	26.9%	5,817,358	21.2%
20,000	1,646,090	35.9%	6,228,881	26.4%
25,000	2,057,613	44.9%	6,640,404	31.0%

(1)	Based on the conversion of the $1,000 per share liquidation preference of all shares of the Series E Preferred Stock at a conversion price of $12.15.

(2)	Based on 4,582,791 shares of common stock outstanding as of February 26, 2010.

(3)	Based on the number of shares of common stock outstanding after giving effect to the conversion of all shares of Series E Preferred Stock.
The purchasers of Series E Preferred Stock, including any holders of the Series B Preferred Stock and Series C Preferred Stock, will also receive contractual registration rights entitling them to request that we register all or part of any shares of common stock owned by them. The shares of common stock issued upon conversion of the Series E Preferred Stock will also be transferable in private transactions in accordance with Rule 144 promulgated by the Securities and Exchange Commission. Any sale or resale of the shares of common stock underlying the Series E Preferred Stock could cause the market price of the common stock to decline.

Interests of Directors and Executive Officers
Our directors and executive officers may purchase shares of Series E Preferred Stock in the private offering. Any sale of the Series E Preferred Stock to our directors and executive officers will be made on the same terms and conditions applicable to non-affiliated purchasers.
Stockholder Vote Necessary For Approval of the Preferred Stock Issuance
Under NASDAQ Listing Rule 5635(d) approval of the issuance of the Series E Preferred Stock in a private offering requires the affirmative vote of a majority of the shares present in person or by proxy at the annual meeting and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
The board of directors believes that the issuance of the Series E Preferred Stock in a private offering is in the best interests of our stockholders and unanimously recommends that you vote your shares “FOR” this proposal.
APPROVAL OF THE 2010 EQUITY INCENTIVE PLAN
At the board of directors meeting on February 5, 2010, we approved the 2010 Equity Incentive Plan for QCR Holdings and our subsidiaries, subject to stockholder approval. A summary of the material provisions of the 2010 Equity Incentive Plan is set forth below. A copy of the 2010 Equity Incentive Plan is set forth as Appendix A.
Purpose
The 2010 Equity Incentive Plan was established by the board of directors to promote the long-term financial success of QCR Holdings, attract, retain and reward persons who can and do contribute to such success, and further align the participants’ interests with those of our stockholders. The 2010 Equity Incentive Plan will be administered by the Compensation Committee of our board of directors, which will select award recipients from the eligible participants, determine the types of awards to be granted, and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.
General
The 2010 Equity Incentive Plan incorporates a broad variety of cash-based and equity-based incentive compensation elements to provide the board of directors with significant flexibility to appropriately address the requirements and limitations of recently applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the 2010 Equity Incentive Plan and stockholder interests.
Subject to permitted adjustments for certain corporate transactions, the maximum number of shares that may be delivered to participants, or their beneficiaries, under the 2010 Equity Incentive Plan is 350,000 shares of our common stock. To the extent that any shares of stock covered by an award (including stock awards) under the 2010 Equity Incentive Plan, or the prior plans, are forfeited or are not delivered for any reason, including because the award is forfeited, canceled, settled in cash or shares are withheld to satisfy tax withholding requirements, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2010 Equity Incentive Plan. With respect to stock appreciation rights, or SARs, that are settled in stock, only the net number of shares delivered shall be counted for purposes of these limitations.

The 2010 Equity Incentive Plan’s effective date is February 5, 2010, subject to approval by stockholders. If approved, the 2010 Equity Incentive Plan will continue in effect until terminated by the board of directors; provided, however, that no awards may be granted under the 2010 Equity Incentive Plan after the ten-year anniversary of the effective date. Any awards that are outstanding after the tenth anniversary of the effective date shall remain subject to the terms of the 2010 Equity Incentive Plan.
The following additional limits apply to awards under the 2010 Equity Incentive Plan:
•
the maximum number of shares of stock that may be covered by options or SARs that are intended to be “performance-based compensation” which are granted to any one participant during any calendar year is 100,000 shares;

•
the maximum number of shares of stock that may be covered by stock awards that are intended to be “performance-based compensation” which are granted to any one participant during any calendar year is 50,000 shares; and

•
the maximum amount of cash incentive awards or cash-settled awards of stock intended to be “performance-based compensation” payable to any one participant with respect to any calendar year shall equal $1,000,000.

The committee may use shares of stock available under the 2010 Equity Incentive Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the company or a subsidiary, including the plans and arrangements of the company or a subsidiary assumed in business combinations.
In the event of a corporate transaction involving our stock (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under section 162(m) of the Internal Revenue Code; provided, however, that the committee may adjust awards or prevent the automatic adjustment of awards, to preserve the benefits or potential benefits of the awards.
Except as provided by the board of the directors, awards granted under the 2010 Equity Incentive Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Internal Revenue Code and ERISA. The committee has the discretion to permit the transfer of awards under the 2010 Equity Incentive Plan; provided that such transfers shall be limited to immediate family members of participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and provided that such transfers are not made for consideration to the participant.
Eligibility
Selected employees and directors of, and service providers to, QCR Holdings or our subsidiaries are eligible to become participants in the 2010 Equity Incentive Plan, except that non-employees may not be granted incentive stock options. As of December 31, 2009, we had a workforce of approximately 360 people. The committee will determine the specific individuals who will be granted awards under the 2010 Equity Incentive Plan and the type and amount of any such awards.

Options
The committee may grant an incentive stock option or non-qualified stock option to purchase stock at an exercise price. Each award must be pursuant to an award agreement setting forth the terms and conditions of the individual award. Awards of stock options expire no later than ten years from the date of grant (and no later than five years from the date of grant in the case of a 10% stockholder with respect to an incentive stock option).
The exercise price for an option shall not be less than the fair market value of the company’s common stock on the date the option is granted or, if greater, the par value of a share of stock; provided however, that in the case of an award of an incentive stock option to a person that beneficially owns 10% or more of our common stock at the time of grant, the exercise price of such incentive stock option shall not be less than 110% of the fair market value of the stock on the date the option is granted or, if greater, the par value of a share of stock. The exercise price of an option may, however, be higher or lower than the fair market value for an option granted in replacement of an existing award held by an employee, director or service provider of a third party that is acquired by us or one of our subsidiaries. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to us as consideration for the grant of a replacement option with a lower exercise price, except as approved by the stockholders, as adjusted for corporate transactions described above, or in the case of options granted in replacement of existing awards granted under a predecessor plan.
Options awarded under the 2010 Equity Incentive Plan shall be exercisable in accordance with the terms established by the committee. Any incentive stock option granted under the 2010 Equity Incentive Plan that fails to continue as qualify as an incentive stock option will be deemed to be a non-qualified stock option and the committee may unilaterally modify any incentive stock option to disqualify it as an incentive stock option. The full purchase price of each share of stock purchased upon the exercise of any option shall be paid at the time of exercise of an option. Except as otherwise determined by the committee, the purchase price of an option may be paid in cash, personal, certified or cashiers’ check, in shares of our common stock (valued at fair market value as of the day of exercise) either via attestation or actual delivery, or by other property decreed acceptable by the board or by irrevocably authorizing a third party to sell shares of the company’s common stock and remit a sufficient portion of the proceeds to the us to satisfy the exercise price, or in any combination of the foregoing methods deemed acceptable by the board.
Stock Appreciation Rights
SARs entitle the participant to receive cash or stock, or a combination of both, equal in value to, or based on the value of, the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the committee. Except as described below, the exercise price for an SAR may not be less than the fair market value of the stock on the date the SAR is granted, provided, however, that the exercise price may be higher or lower than fair market value for a SAR granted in replacement of an existing award held by an employee, director or service provider of a third party that is acquired by QCR Holdings or one of our subsidiaries, or for SARs granted under a predecessor plan. SARs shall be exercisable in accordance with the terms established by the committee.

Stock Awards
A stock award is a grant of shares of our common stock or a right to receive shares of our common stock, an equivalent amount of cash or a combination thereof in the future. Such awards may include, but are not be limited to, bonus shares, stock units, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the committee. The specific performance measures, performance objectives or period of service requirements are set by the committee in its discretion. All such awards may be subject to acceleration of vesting, to the extent permitted by the committee, including, but not limited to, the event of the participant’s death, disability, retirement, or involuntary termination. Unless otherwise provided by the committee, upon a change in control, any outstanding options or SARs will immediately become fully exercisable and any stock awards or cash incentive awards will become immediately fully earned and fully vested.
Cash Incentive Awards
A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool (or our common stock having a value equivalent to the cash otherwise payable) that is contingent on the achievement of performance objectives established by the committee. The committee may grant cash incentive awards (including the right to receive payment of cash or the company’s common stock having the value equivalent to the cash otherwise payable) that may be contingent on achievement of a participant’s performance objectives over a specified period established by the committee. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the committee.
Forfeiture
Unless specifically provided to the contrary in the applicable award agreement, if a participant’s service is terminated for cause, any outstanding award, whether vested or unvested, held by such participant shall terminate immediately and will be forfeited and such participant will have no further rights under the award.
Section 162(m) of the Internal Revenue Code
A U.S. income tax deduction for QCR Holdings will generally be unavailable for annual compensation in excess of $1 million paid to any of our four most highly compensated officers (including our Chief Executive Officer). However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. It is expected that, generally, options and SARs granted under the 2010 Equity Incentive Plan will satisfy the requirements for “performance-based compensation.” The committee may designate whether any stock awards or cash incentive awards being granted to any participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Internal Revenue Code. Any such awards intended to be “performance-based compensation” shall be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.
During the TARP period, the deduction limit under Section 162(m) of the Internal Revenue Code will be applied to QCR Holdings so that the maximum amount of annual compensation deductible per covered employee will be $500,000.

Performance Measures
The performance measures that may be used for such awards shall be based on any one or more of the following company, subsidiary, operating unit or division performance measures as selected by the committee of the company: earnings (e.g., earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets; achievement of balance sheet or income statement objectives; and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. Additionally, in establishing the performance measures, the committee may provide for the inclusion or exclusion of certain items.
Change In Control
Unless otherwise provided in an award agreement, upon the occurrence of a change in control, all outstanding stock options and SARs held by a participant who is employed by, or providing services to, QCR Holdings or our subsidiaries at the time of such change in control shall become fully exercisable and all stock awards or cash incentive awards shall be fully earned and vested. For purposes of the 2010 Equity Incentive Plan, a “change in control” is generally deemed to occur when (i) any person becomes the beneficial owner of 33% or more of the voting stock of QCR Holdings, except that the acquisition of such an interest by a benefit plan sponsored by us or a corporate restructuring in which another member of our controlled group acquires such an interest will not be a change in control for purposes of the 2010 Equity Incentive Plan, (ii) a majority of the board members serving as of the 2010 Equity Incentive Plan’s effective date no longer serve as directors, (iii) we combine or merge with another company and, immediately after the combination, our stockholders immediately prior to the combination hold, directly or indirectly, less than 50% of the voting stock of the resulting company, or (iv) the complete liquidation or dissolution or an agreement for the disposition of 67% or more of the assets of QCR Holdings. In the event an award constitutes “deferred compensation” for purposes of section 409A of the Internal Revenue Code, and the vesting of, or other rights or obligations related to an award are triggered by a change in control, the definition of “change in control” will be modified by the board of directors to the extent necessary to comply with, section 409A.
Amendment and Termination
The board of directors may at any time amend or terminate the 2010 Equity Incentive Plan or any award granted under the 2010 Equity Incentive Plan, provided that no amendment or termination may impair the rights of any participant without the participant’s written consent. The board of directors may not amend the provision of the 2010 Equity Incentive Plan related to repricing, materially increase the original number of securities which may be issued under the 2010 Equity Incentive Plan (other than as provided in the 2010 Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2010 Equity Incentive Plan without approval of stockholders. Notwithstanding the foregoing, the board of directors may amend the 2010 Equity Incentive Plan at any time, retroactively or otherwise, to insure that the 2010 Equity Incentive Plan complies with current or future law without stockholder approval, and the board of directors may unilaterally amend the 2010 Equity Incentive Plan and any outstanding award, without participant consent, in order to avoid the application of, or to comply with, section 409A of the Code, and its applicable regulations and guidance.

U.S. Federal Income Tax Considerations
The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the 2010 Equity Incentive Plan.
The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of QCR Holdings or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).
The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.
If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
The grant of a SAR will not result in taxable income to the participant. Upon exercise of a SAR, the fair market value of shares received will be taxable to the participant as ordinary income and the company will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.
A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the company will be entitled to a corresponding deduction.

A participant who has been granted a cash incentive award will not realize taxable income at the time of grant, provided that no cash is actually paid at the time of grant. Upon the payment of any cash in satisfaction of the cash incentive award, the participant will realize ordinary income in an amount equal to the cash award received and the company will be entitled to a corresponding deduction.
The company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the committee, participants may have shares withheld from awards or may tender previously owned shares to the company to satisfy tax withholding requirements. The shares withheld from awards may only be used to satisfy our minimum statutory withholding obligation.
Any acceleration of the vesting or payment of awards under the 2010 Equity Incentive Plan in the event of a change in control in QCR Holdings may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by the company.
The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2010 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2010 Equity Incentive Plan. QCR Holdings suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
Equity Compensation Plan Information
The number and types of awards to be made pursuant to the 2010 Equity Incentive Plan is subject to the discretion of the committee and is not determinable at this time.
The following table sets forth information on our equity compensation plans as of December 31, 2009.
EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be	Weighted-average	Number of securities remaining
	issued upon exercise of	exercise price of	available for future issuance under
	outstanding options, warrants	outstanding options,	equity compensation plans (excluding
Plan category	and rights	warrants and rights	securities reflected in the first column)
Equity compensation plans approved by security holders	480,686	$14.35	143,953	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	480,686	$14.35	143,953	(1)

(1)	Includes 28,115 shares available under the QCR Holdings, Inc. Employee Stock Purchase Plan.

The board of directors has approved the 2010 Equity Incentive Plan to provide QCR Holdings with a means to attract, retain and reward individuals who can and do contribute to our success and to further align their interests with those of our stockholders. Upon approval of the 2010 Equity Incentive Plan by our stockholders, 350,000 shares of the authorized but unissued shares of common stock will be reserved for issuance under the 2010 Equity Incentive Plan.
Stockholder Vote Necessary For Approval of the 2010 Equity Incentive Plan
Adoption of this proposal requires the affirmative vote of a majority of the shares present in person or by proxy at the annual meeting and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
The board of directors unanimously approved the 2010 Equity Incentive Plan and unanimously recommends that you vote your shares “FOR” the 2010 Equity Incentive Plan.

ELECTION OF DIRECTORS
Our directors are divided into three classes having staggered terms of three years. Stockholders will be entitled to elect four Class II directors for a term expiring in 2013. The board has considered and nominated current directors Larry J. Helling, Douglas M. Hultquist, Mark C. Kilmer, and Charles M. Peters to serve as Class II directors of QCR Holdings.
As described earlier in this proxy statement, if the proposed amendment to our Certificate of Incorporation to increase the maximum size of the board is approved, the board intends to appoint one new director, Patrick S. Baird, to fill the newly formed vacancy as a Class II director, to serve in such capacity until the next annual meeting of the stockholders at which Class II directors of QCR Holdings are elected or until their successors have been elected and qualified.
We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information concerning the nominees for election and for each of the other persons whose terms of office will continue after the meeting, including age, year first elected a director and business experience during the previous five years.
Directors are elected by a plurality and the four individuals receiving the highest number of votes cast for their election will be elected as Class II directors. Our board of directors unanimously recommends that stockholders vote “FOR” all of the nominees for directors.

	Director
Name — (Age)	Since	Positions with QCR Holdings and subsidiaries
NOMINEES
CLASS II (Term Expires 2013)
Larry J. Helling — (Age 54)	2001	Director of QCR Holdings; President, Chief Executive Officer and Director of Cedar Rapids Bank & Trust; Director of Quad City Bank & Trust; Director of m2 Lease Funds

Douglas M. Hultquist — (Age 54)	1993	President, Chief Executive Officer and Director of QCR Holdings; Director of Quad City Bank & Trust; Director of Rockford Bank & Trust; Director of m2 Lease Funds

Mark C. Kilmer — (Age 51)	2004	Director of QCR Holdings; Chairman of the Board and Director of Quad City Bank & Trust

Charles M. Peters — (Age 56)	2007	Director of QCR Holdings; Chairman of the Board and Director of Cedar Rapids Bank & Trust

	Director
Name — (Age)	Since	Positions with QCR Holdings and subsidiaries
CONTINUING DIRECTORS
CLASS III (Term Expires 2011)
John K. Lawson — (Age 70)	2000	Director of QCR Holdings; Director of Quad City Bank & Trust

Ronald G. Peterson — (Age 66)	1993	Director of QCR Holdings; Director of Quad City Bank & Trust

John D. Whitcher — (Age 55)	2008	Director of QCR Holdings; Chairman of the Board and Director of Rockford Bank & Trust

Marie Z. Ziegler — (Age 52)	2008	Director of QCR Holdings

CLASS I (Term Expires 2012)
James J. Brownson — (Age 64)	1997	Chairman of the Board and Director of QCR Holdings; Director of Quad City Bank & Trust

Todd A. Gipple — (Age 46)	2009	Director of QCR Holdings; Executive Vice President, COO, and CFO of QCR Holdings; Director of Quad City Bank & Trust; Director of Cedar Rapids Bank & Trust; Director of Rockford Bank & Trust; Director of m2 Lease Funds

John A. Rife — (Age 67)	2006	Director of QCR Holdings; Director of Cedar Rapids Bank & Trust

Donna J. Sorensen — (Age 60)	2009	Director of QCR Holdings; Director of Cedar Rapids Bank & Trust
All of our continuing directors and nominees will hold office for the terms indicated, or until their earlier death, resignation, removal, disqualification, or ineligibility due to exceeding age eligibility requirements (a person who has reached age 72 before the date of the annual meeting is not eligible for election to the board) and until their respective successors are duly elected and qualified. All of our executive officers hold office for a term of one year. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of our directors or executive officers have been selected for their respective positions. Mr. Rife and Mr. Hultquist are directors of United Fire & Casualty Company, a company with securities registered under the Securities Exchange Act. No other nominee or director has been a director or another company with securities registered under the Securities Exchange Act within the past five years.
The business experience of each of the nominees and continuing directors for the past five years, as well as their qualifications to serve on the board, are as follows:
James J. Brownson is President of W.E. Brownson Co., a manufacturers’ representative agency located in Davenport, Iowa involved in the sale of custom engineered products to OEM manufacturers in the Midwest, and has been in that position since 1978.  Mr. Brownson is a graduate of St. Ambrose University, Davenport, Iowa and the Graduate School of Banking, University of Wisconsin, Madison, Wisconsin.  He began his career in 1967 as a member of the audit staff at Arthur Young & Co., in Chicago, Illinois.  From 1969 until 1978, Mr. Brownson was employed by Davenport Bank and Trust Company, where he left as Senior Vice President and Cashier.  He is a past member of the National Sales Representative Council of Crane Plastics, Columbus, Ohio, and Dayton Rogers Manufacturing Co., Minneapolis, Minnesota. Mr. Brownson has been a featured speaker at Bank Director Magazine conferences on “Compensation Committee Challenges & Solutions” and also “The Board’s Responsibility for Planning.” Mr. Brownson has served on the board of directors of the United Way of the Quad Cities, Junior Achievement of the Quad Cities, St. Ambrose University Alumni Association and United Cerebral Palsy of the Quad Cities. Mr. Brownson has been a director of Quad City Bank & Trust since its formation in October 1993. We consider Mr. Brownson to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the President of a successful manufacturing business in Davenport, Iowa, one of our market areas, his prior experience in banking and public accounting, and his knowledge of the business community in this area.

Todd A. Gipple is a Certified Public Accountant and began his career with KPMG Peat Marwick in 1985. In 1991, McGladrey & Pullen acquired the Quad Cities practice of KPMG. Mr. Gipple was named Tax Partner with McGladrey & Pullen in 1994 and served as the Tax Partner-in-Charge of the firm’s Mississippi Valley Practice and as one of five Regional Tax Coordinators for the national firm. He specialized in Financial Institutions Taxation and Mergers and Acquisitions throughout his 14-year career in Public Accounting. He joined QCR Holdings in January of 2000, and currently serves as Executive Vice President, Chief Operating Officer and Chief Financial Officer. He also serves as a Director of Quad City Bank & Trust, Cedar Rapids Bank & Trust, Rockford Bank & Trust, and m2 Lease Funds. Mr. Gipple is also a Director of Buffalo Savings Bank in Buffalo, Iowa and that Bank’s holding company, APM Bancorp, Inc. He previously served on the Board of Directors and the Executive Committee of the Davenport Chamber of Commerce, United Way of the Quad Cities and the Scott County Beautification Foundation, and was a member of the original Governing Body for the Quad City’s Success by 6 Initiative. Mr. Gipple currently serves on the Audit Committees for the United Way of the Quad Cities and for the Community Foundation of the Great River Bend. He is also the Chairman of the Board of Directors of Skip-a-Long Child Development Centers, and is a member of the American Institute of CPAs and the Iowa Society of CPAs. We consider Mr. Gipple to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the Chief Financial Officer of QCR Holdings and his prior experience as a tax partner in public accounting.
Larry J. Helling was previously the Executive Vice President and Regional Commercial Banking Manager of Firstar Bank in Cedar Rapids with a focus on the Cedar Rapids metropolitan area and the Eastern Iowa region. Prior to his six years with Firstar, Mr. Helling spent twelve years with Omaha National Bank. Mr. Helling is a graduate of the Cedar Rapids’ Leadership for Five Seasons program and currently serves on the Executive Committee chair of the United Way of East Central Iowa and the board of trustees of Junior Achievement. He is past President and a member of the Rotary Club of Cedar Rapids, on the Board of the Entrepreneurial Development Center, the Cedar Rapids Museum of Art and is chair-elect of the Downtown Cedar Rapids Self-Supported Municipal Improvement District. We consider Mr. Helling to be a qualified candidate for service on the board and the committees he is a member of due to his past experience as an executive officer of Firstar Bank, located in Cedar Rapids, Iowa, one of our market areas, and his prior banking experience.
Douglas M. Hultquist is a certified public accountant and previously served as a tax partner with two major accounting firms. He began his career with KPMG Peat Marwick in 1977 and was named a partner in 1987. In 1991, the Quad Cities office of KPMG Peat Marwick merged with McGladrey & Pullen. Mr. Hultquist served as a tax partner in the Illinois Quad Cities office of McGladrey & Pullen from 1991 until co-founding QCR Holdings in 1993. During his public accounting career, Mr. Hultquist specialized in bank taxation, taxation of closely held businesses, and mergers and acquisitions. Mr. Hultquist served on the board of directors of the PGA TOUR John Deere Classic and was its Chairman for the July 2001 tournament. Mr. Hultquist serves on the board of United Fire Group, and is chair of its Risk Management Committee, is past chairman of the Augustana College Board of Trustees, a past president of the Quad City Estate Planning Council, past finance chairman of Butterworth Memorial Trust and previously served on the board of the Illinois Bankers Association. He is also a member of the American Institute of CPAs and the Iowa Society of CPAs. Along with co-founder Mr. Michael A. Bauer, Mr. Hultquist received the 1998 Ernst & Young “Entrepreneur of the Year” award for the Iowa and Nebraska region and was inducted into the Quad Cities Area Junior Achievement Business Hall of Fame in 2003. We consider Mr. Hultquist to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the President and Chief Executive Officer of QCR Holdings and his prior public accounting experience as a tax partner.

Mark C. Kilmer is President of The Republic Companies, a family-owned group of businesses founded in 1916 and headquartered in Davenport, Iowa involved in the wholesale equipment and supplies distribution of electrical, refrigeration, heating, air-conditioning and sign support systems.  Prior to joining Republic in 1984, Mr. Kilmer worked in the Management Information Systems Department of Standard Oil of California (Chevron) in San Francisco. Mr. Kilmer currently is a board member of The Genesis Health System and serves on the board of directors of IMARK Group, Inc., a national member-owned purchasing cooperative of electric supplies and equipment distributors. He is a two-term past Chairman of the PGA TOUR John Deere Classic and the past Chairman of the Scott County YMCA’s board of directors.  Mr. Kilmer is the past Chairman of the Board of Genesis Medical Center, and has served on the board of directors of The Genesis Heart Institute, St. Luke’s Hospital, Rejuvenate Davenport, The Vera French Foundation and Trinity Lutheran Church.  He was a four-time project business consultant for Junior Achievement.  Mr. Kilmer has been a director of Quad City Bank & Trust since February 1996 and named Chairman of the Board in January 2007.  Prior to joining the board of Quad City Bank and Trust, Mr. Kilmer served on the board of Citizen’s Federal Savings Bank in Davenport, Iowa. We consider Mr. Kilmer to be a qualified candidate for service on the board and the committees he is a member of due to his experience as the President of a successful wholesale and supply distribution business in Davenport, Iowa, one of our market areas, and his knowledge of the business community in this area.
John K. Lawson began his career with Deere & Company in 1958 as an engineering co-op trainee and worked in various positions with Deere & Company until his retirement in 2002. He received his mechanical engineering degree in 1962, and by the mid 1960’s, he was assigned to the Deere & Company European Office in Heidelberg, Germany. His responsibilities included working with the manufacturing engineering operations in eight European and African countries. He returned to the United States in 1968, and held positions in several manufacturing operations, including General Manager in Dubuque and Davenport. In 1985, Mr. Lawson was named Vice President, Manufacturing, Agricultural Equipment Division. In 1992, he became President of the Construction Division. In his final position with Deere & Company as Senior Vice President, Technology and Engineering for Deere & Company, Mr. Lawson was responsible for the company’s engineering, business computer systems, quality, supply management and communications areas. He is a member of the board of governors of the Iowa State University Foundation, and the board of directors of Junior Achievement of the Heartland Foundation, and Moline Foundation Finance Committee. Mr. Lawson also serves as a board member for Muscatine Foods, Inc., located in Muscatine, Iowa. Mr. Lawson has been director of Quad City Bank & Trust since July 1997. Prior to joining the board of Quad City Bank & Trust, Mr. Lawson served on the board of First of America in Rock Island, Illinois. We consider Mr. Lawson to be a qualified candidate for service on the board and the committees he is a member of due to his past experience as an executive officer of Deere & Company, and his knowledge of, and prominence in, our Iowa and Illinois market areas.
Charles M. Peters is the President and Chief Executive Officer of The Gazette Company, a media company located in Cedar Rapids, Iowa consisting of two operating companies: Gazette Communications and Cedar Rapids Television Company. Gazette Communications publishes The Gazette newspaper, local shoppers, has numerous online sites and provides direct marketing and commercial printing services. Cedar Rapids Television Company broadcasts KCRG – TV9, an ABC affiliate. Mr. Peters is a lawyer by training, but he spent a decade in the appliance business, five years as President of Amana Refrigeration and until 1998 as Vice President – Administration of Maytag. He was the Chief Executive Officer of Breakthrough, an Iowa City start-up software and consulting company engaged in developing effective early literacy programs for school systems. Mr. Peters is a current director of Swift Communications, Inc. Mr. Peters is active in many civic and charitable organizations. Mr. Peters has been a director of Cedar Rapids Bank & Trust since its formation in October 2001, and was named its Chairman in 2006. We consider Mr. Peters to be a qualified candidate for service on the board and on the Executive Committee due to his experience as the President and Chief Executive Officer of a successful media company in Cedar Rapids, Iowa, one of our market areas, and his knowledge of the business community in this area.

Ronald G. Peterson is President and Chief Executive Officer of the First State Bank of Illinois, located in La Harpe, Illinois, and has served in that position since 1982. Mr. Peterson is also on the board of the bank’s holding company, First State Bancorporation. He currently serves as President of the La Harpe Educational Foundation, Treasurer of the Western Illinois University Foundation, a Co-Chairman of the McDonough District Hospital Development Council and is a member of the Macomb Rotary Club. In 2005, Mr. Peterson was named Banker of the Year by the Illinois Bankers Association. Mr. Peterson has been a director of Quad City Bank & Trust since its formation in October 1993, and currently serves as Chair of its Loan Committee. We consider Mr. Peterson to be a qualified candidate for service on the board and the committees he is a member of due to his experience in the banking industry serving as the President and Chief Executive Officer of First State Bank of Illinois, located in La Harpe, Illinois.
John A. Rife began his career with United Fire & Casualty Company, when he joined United Life Insurance Company, a subsidiary of United Fire in 1976 as a training director. In 1984, he became President of United Life. He was appointed President of United Fire in 1997 and Chief Executive Officer of United Fire in 2000. In 2007, he retired as President and Chief Executive Officer of United Fire and in 2009, he retired as President and Chief Executive Officer of United Life. Also in 2009, Mr. Rife was named Vice Chairman of the board of directors of United Fire and President of the McIntyre Foundation. He also serves on the boards of trustees of United Way of East Central Iowa, Mercy Medical Center and Mt. Vernon Community Schools Foundation. He is a past board member of the Cedar Rapids Area Chamber of Commerce and Priority One, an economic development division of the chamber. Mr. Rife has been a director of Cedar Rapids Bank & Trust since its formation in 2001, and currently serves as Chair of its Loan Committee. We consider Mr. Rife to be a qualified candidate for service on the board and the Nomination and Governance Committee due to his past experience as the President and Chief Executive Officer of an insurance company headquartered in Cedar Rapids, Iowa, one of our market areas, and his knowledge of the business community in this area.
Donna J. Sorensen is President of Sorensen Consulting, a management consulting and executive coaching firm. Ms. Sorensen earned her undergraduate degree from Marycrest College and her Juris Doctorate degree from the University of Iowa College of Law. Ms. Sorensen currently serves on the board of the University of Iowa Presidential Committee on Athletics, is President of Board of Trustees of the Brucemore National Historic Trust Site and is a member of the Iowa State Bar Association. She has been a director of Cedar Rapids Bank & Trust since 2002, and she currently serves as Chair of its Board Wealth Management Committee. We consider Ms. Sorensen to be a qualified candidate for service on the board and the Strategic Direction Committee due to her experience as the President of a consulting firm in Iowa City, Iowa, her prior banking experience and her education and training as an attorney.
John D. Whitcher is Vice President and General Counsel, as well as Director and Shareholder, of Viking Chemical Company. Mr. Whitcher earned his undergraduate and Juris Doctorate degrees from Southern Methodist University. He currently serves as a director of Rockford Health System, the largest health system in the region. As a director of RHS, Mr. Whitcher serves as chairman of the audit committee and is a member of the finance committee, planning committee and the executive compensation committee. He is the former President of both the Northern Illinois Chapter of Big Brothers/Big Sisters and the Crusader Clinic Health Foundation and remains active in the Rockford community. He is an original director of Rockford Bank & Trust and was named its Chairman in May 2009. We consider Mr. Whitcher to be a qualified candidate for service on the board and the committees he is a member of due to his experience as Vice President and General Counsel of a chemical company in Rockford, Illinois, one of our market areas, his knowledge of the business community in this area and his education and training as an attorney.

Marie Z. Ziegler is Vice President, Investor Relations of Deere & Company. Ms. Ziegler joined Deere & Company in 1978 as a consolidation accountant and has held management positions in finance, treasury operations, strategic planning and investor and banking relations. Most recently, she served as Director of Investor Relations for the company. Ms. Ziegler is a 1978 graduate of St. Ambrose University, with a bachelor of arts in accounting. She received her CPA in 1979 and an MBA from the University of Iowa in 1985. Ms. Ziegler is on the board of the Two Rivers YMCA (Moline, Illinois), the Community Foundation of the Great River Bend (Davenport, Iowa) and on the fundraising committee of Playcrafters Barn Theatre (Moline, Illinois). She is a member of The University of Iowa’s College of Business Board of Visitors. Ms. Ziegler is a past member of Unified Growth Strategy Committee of the Illinois Quad City Chamber of Commerce, and a past member of the board of the Girl Scouts of the Mississippi Valley, Inc., Trinity Regional Health System and Trinity Medical Center. She also served on the Deere & Company Credit Union board, and as a member of the board of the United Way of the Quad Cities, chaired its 2003 Quad Cities United Way Campaign. She also is past treasurer of fundraising for Playcrafters Barn Theatre, Moline. We consider Ms. Ziegler to be a qualified candidate for service on the board and the committees she is a member of due primarily to the knowledge and experience regarding public companies she gained in her role as Vice President, Investor Relations of Deere & Company, a publicly-traded company with over $23 billion in annual revenues. At Deere & Company, Ms. Ziegler regularly interacts with institutional investors and sell side analysts as a company representative, and this experience with participants in the public marketplace makes her a valuable contributor as a director of QCR Holdings. Ms. Ziegler is also involved with a number of charitable organizations headquartered in communities served by QCR Holdings, providing her with business connections and extensive knowledge of our market areas.
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS
General
Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of QCR Holdings, which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, which are held no less frequently than quarterly. Our directors also discuss business and other matters with Mr. Hultquist, our Chief Executive Officer, other key executives and our principal external advisers (legal counsel, auditors and other consultants). In 2009, the board was comprised of twelve directors. If our stockholders approve the amendment to our Certificate of Incorporation to increase the maximum size of the board, the board will increase the size of the board from twelve to thirteen members, and the board will appoint Mr. Baird to fill the newly formed vacancy as a Class II director.
Incumbent directors Brownson, Kilmer, Lawson, Peters, Peterson, Rife, Sorensen, Whitcher and Ziegler are deemed to be “independent” as that term is defined by Nasdaq. Continuing directors Gipple, Helling, and Hultquist are not considered to be “independent” because they also serve as executive officers of either QCR Holdings or one of our subsidiaries. If Mr. Baird is appointed to the board as a Class II Director, subject to stockholder approval of the amendment to increase the maximum size of the board, he will also be deemed to be “independent” as that term is defined by Nasdaq.

Following last year’s annual meeting, the board decided to create a separate Nomination and Governance Committee, as well as update the responsibilities of the Compensation Committee to assume many of the functions historically performed by the Executive Committee. As a result, for the second half of 2009, the board of directors had an Audit Committee, an Executive Committee, a Nomination and Governance Committee, a Compensation Committee and a Strategic Direction Committee. The current charters of these committees are available on our website at www.qcrh.com. Also posted on the websites is general information regarding QCR Holdings and our common stock, many of our corporate polices, and links to our filings with the Securities and Exchange Commission.
A total of five regularly scheduled and special meetings were held by the board of directors of QCR Holdings in 2009. In 2009, all directors attended at least 75 percent of the meetings of the board and the committees on which they served during the period they served on the board. Although we do not have a formal policy regarding director attendance at the annual meeting, we encourage our directors to attend. Last year, all but two of the directors were present at the annual meeting.
Committees of the Board of Directors
Audit Committee. The Audit Committee consists of directors Brownson, Kilmer, Lawson and Ziegler. Each of the members is considered “independent” according to the Nasdaq listing requirements and the regulations of the Securities and Exchange Commission. The board of directors has determined that Ms. Ziegler qualifies as an “Audit Committee Financial Expert” as that term is defined by the regulations of the Securities and Exchange Commission. The board based this decision on Ms. Ziegler’s educational and professional experience, including her current service as Vice President, Investor Relations of Deere & Company.
The functions performed by the Audit Committee include, but are not limited to, the following:
•	selecting our independent auditors and pre-approving all engagements and fee arrangements;
•	reviewing the independence of the independent auditors;
•	reviewing actions by management on recommendations of the independent auditors and internal auditors;
•	meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures;
•	reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and
•	reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports.
To promote independence of the audit function, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management. The Audit Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The current charter of the Audit Committee is available on our website at www.qcrh.com. Mr. Lawson serves as Chairman of the committee, which met four times in 2009.

Executive Committee. The Executive Committee consists of directors Brownson, Gipple, Helling, Hultquist, Kilmer, Lawson, and Peters. The Executive Committee is authorized to act with the same authority as the board of directors between meetings of the board, subject to certain limitations set forth in the committee’s charter. Although the Executive Committee allows the board to act quickly on matters requiring urgency when the full board is not available to meet, it is not intended to supplant the authority of the full board. The committee’s responsibilities and functions are further described in its charter, which is available on our website at www.qcrh.com. Mr. Brownson serves as Chairman of the committee, which met twice during 2009.
Nomination and Governance Committee. The Nomination and Governance Committee consists of directors Brownson, Peterson, Rife, and Whitcher. Each of these directors is considered to be “independent” according to Nasdaq listing requirements. The primary purposes of the committee are to identify and recommend individuals to be presented to our stockholders for election or re-election to the board of directors and to review and monitor our policies, procedures and structure as they relate to corporate governance. The committee’s responsibilities and functions are further described in its charter, which is available on our website at www.qcrh.com. Mr. Brownson serves as Chairman of the committee, which met three times during 2009.
Compensation Committee. The Compensation Committee consists of directors Brownson, Lawson, Peterson, Whitcher, and Ziegler. Each of these directors is considered to be “independent” according to the Nasdaq listing requirements, “outside” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee” as defined in Section 16 of the Securities Exchange Act of 1934. The purpose of the committee is to determine the salary and bonus to be paid to Mr. Hultquist, our Chief Executive Officer, and to make a recommendation regarding his compensation to the full board for approval. The committee also reviews and recommends to the board for approval the salaries and bonuses for our other executive officers. The Compensation Committee has taken a number of actions in 2009 and 2010 to comply with the provisions of the TARP rules (as described in the “Executive Compensation” section of this proxy). The members of the committee have reviewed with the senior risk officer of QCR Holdings the senior executive officer (“SEO”) compensation plans and have made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of QCR Holdings, they have reviewed with the senior risk officer the employee compensation plans and have made reasonable efforts to limit any unnecessary risks these plans pose to QCR Holdings, and, they have reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings to enhance the compensation of any employee The committee’s responsibilities and functions are further described in its charter, which is available on our website at www.qcrh.com. Mr. Whitcher serves as Chairman of the committee, which met four times during 2009.
Strategic Direction Committee. In 2009, the Strategic Direction Committee consisted of directors Brownson, Gipple, Helling, Hultquist, Kilmer, Lawson, Sorensen, and Whitcher, as well as John H. Harris, director of Quad City Bank & Trust, who serves on the committee in an advisory capacity. The Strategic Direction Committee performs policy reviews and oversees and directs the strategic planning process, including QCR Holding’ Information Technology strategy. Mr. Lawson serves as Chairman of the committee, which met four times during 2009.
Consideration of Director Candidates
Director Nominations and Qualifications. For the 2010 annual meeting, the Nomination and Governance Committee nominated for re-election to the board the four incumbent directors, whose terms are set to expire in 2010. This nomination was further approved by the full board. We did not receive any stockholder nominations for director for the 2010 annual meeting.

In carrying out its nominating function, the Nomination and Governance Committee has developed qualification criteria for initial board membership, and all potential nominees for election, including incumbent directors, board nominees and those stockholder nominees included in the proxy statement, are reviewed for the following attributes:
•	integrity and high ethical standards in the nominee’s professional life;
•
sufficient educational and professional experience, business experience or comparable service on other boards of directors to qualify the nominee for service to the specific board for which he or she is being considered;

•	evidence of leadership and sound judgment in the nominee’s professional life;
•	whether the nominee is well recognized in the community and a demonstrated record of service to the community;
•	a willingness to abide by any published code of ethics for the company; and
•	a willingness and ability to devote sufficient time to carrying out the duties and responsibilities required of a board member.
The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members, to determine if they meet QCR Holdings’ age eligibility requirements (a person who has reached age 72 before the date of the annual meeting is not eligible for election to the board) and to determine whether they are “independent” in accordance with Nasdaq requirements (to ensure that at least a majority of the directors will, at all times, be independent). While we do not have a separate diversity policy, the committee does consider the diversity of its directors and nominees in terms of knowledge, experience, skills, expertise, and other demographics which may contribute to the board. The committee has not, in the past, retained any third party to assist it in identifying candidates, but it has the authority to retain a third party firm or professional for the purpose of identifying candidates.
The committee identifies nominees by first evaluating the current members of the board willing to continue in service whose term is set to expire at the upcoming annual stockholder meeting to determine if those individuals satisfy the qualification criteria for continued membership on the board of directors. Prior to nominating an existing director for re-election to the board, the committee considers and reviews the following attributes with respect to each existing director:
•	board and committee attendance and performance;
•	length of board service;
•	experience, skills and contributions that the existing director brings to the board;
•	independence and any conflicts of interest; and
•	any significant change in the existing director’s status, including the attributes considered for initial board membership.
Current members of the board who satisfy the qualification criteria described above and who are willing to continue in service are considered for re-nomination. If any member of the board does not wish to continue in service or if the committee or the board decides not to re-nominate a member for re-election, the committee would identify the desired skills and experience of a new nominee.

The committee determined that the number of directors should be expanded in 2010 to allow for the election or appointment of additional directors who would provide additional business experience and knowledge of and contacts in our market areas, all of which would be expected to enhance our business prospects and growth. As a result, the committee, in its role of recommending nominees for board membership, considered several candidates to serve as new directors. The committee considered candidates from the existing boards of directors of QCR Holdings’ subsidiaries, as well as individuals from outside of QCR Holdings. The recommendations were made by the directors based on their professional and personal associations with such candidates. Utilizing the qualification criteria described above, and considering the experience, credentials and skills of the list of potential candidates, the committee determined that Mr. Patrick S. Baird, who has been a director at Cedar Rapids Bank & Trust since its formation in 2001, should be appointed by the board as a Class II director if stockholders approve the amendment to the Certificate of Incorporation to increase the maximum number of directors.
Code of Business Conduct and Ethics
We have a code of business conduct and ethics in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer and Chief Financial Officer. The code is posted on our website at www.qcrh.com. We have satisfied and intend to continue to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on our websites.
Board Leadership Structure
Since January 1, 2007, we have kept the positions of Chairman of the Board and Chief Executive Officer separate. Currently, Mr. Brownson holds the position of Chairman of the Board, and Mr. Hultquist holds the position of Chief Executive Officer. Mr. Brownson is considered to be “independent” according to Nasdaq listing requirements.
While our bylaws do not require our Chairman and Chief Executive Officer positions to be separate, the board believes that having separate positions and having an independent outside director serve as Chairman is the appropriate leadership structure for the company at this time and demonstrates our commitment to good corporate governance. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman to lead the board in its fundamental role of providing advice to and independent oversight of management. We believe that having an independent Chairman eliminates the conflicts of interest that arise when the positions are held by one person. In addition, this leadership structure allows the board to more effectively monitor and evaluate the performance of our Chief Executive Officer.
To further enhance the role of the independent directors on our board and consistent with Nasdaq listing requirements, the board’s independent directors regularly have the opportunity to meet without Messrs. Gipple, Helling or Hultquist in attendance. Mr. Brownson presides over these sessions.

The Board’s Role in Risk Oversight
Oversight of risk management is central to the role of the board. Currently, our Audit Committee has primary responsibility for overseeing QCR Holdings’ risk management processes, including those relating to litigation and compliance risk, on behalf of the board.  The members of the Audit Committee discuss our risk assessment and risk management policies and inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks.  The Audit Committee is responsible for monitoring the company’s financial reporting process and system of internal controls including controls related to risk management.  In addition, each board committee has been assigned oversight responsibility for specific areas of risk and risk management, and each committee consider risks within their areas of responsibility.  The Compensation Committee is chiefly responsible for compensation-related risks.  The members of the Compensation Committee discuss and review the key business and other risks we face and the relationship of those risks to certain compensation arrangements.  Such review is intended to comply with the requirements of the TARP rules and the Federal Reserves requirement to assess risk related to compensation plans (each as more fully described in the “Executive Compensation” section of this proxy). The subsidiary banks’ Loan Committees have primary responsibility for credit risk.  Each of these committees receives regular reports from management regarding our risks and reports regularly to the board concerning risk.
Stockholder Communications with the Board, Nomination and Proposal Procedures
General Communications with the Board. Stockholders may contact QCR Holdings’ board of directors by contacting Cathie S. Whiteside, Corporate Secretary, at QCR Holdings, Inc., 3551-7th Street, Moline, Illinois 61265 or (309) 743-7754. All appropriate comments will be forwarded directly to the Chairman of the Board and lead independent director, James J. Brownson. Ms. Whiteside will not generally forward communications that are primarily commercial in nature or related to an improper or irrelevant topic.
Nominations of Directors. In order for a stockholder nominee to be considered by the Nomination and Governance Committee to be its nominee and included in our proxy statement, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, at the above address, at least 120 days prior to the anniversary of the date the previous year’s proxy statement was mailed to stockholders. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee’s business experience for at least the previous five years. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The committee may request additional information in order to make a determination as to whether to nominate the person for director.
In accordance with our bylaws, a stockholder may otherwise nominate a director for election at an annual meeting of stockholders by delivering written notice of the nomination to our Corporate Secretary, at the above address, not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if less than 40 days’ notice of the meeting is given, notice by the stockholder, to be timely, must be delivered no later than 10 days from the date on which notice of the meeting was mailed. The stockholder’s notice of intention to nominate a director must include: (i) the name and address of record of the nominating stockholder; (ii) a representation that the stockholder is a record holder entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (v) any other information regarding each proposed nominee as would be required to comply with the rules and regulations set forth by the Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a director of the corporation if so elected. We may request additional information after receiving the notification for the purpose of determining the proposed nominee’s eligibility to serve as a director. Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.

Other Stockholder Proposals. To be considered for inclusion in our proxy statement and form of proxy for our 2011 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary, at the above address, no later than November 22, 2010, and must otherwise comply with the notice and other provisions of our bylaws, as well as Securities and Exchange Commission rules and regulations.
For proposals to be otherwise brought by a stockholder at an annual meeting, the stockholder must file a written notice of the proposal to our Corporate Secretary not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if less than 40 days’ notice of the meeting is given, notice by the stockholder, to be timely, must be delivered no later than 10 days from the date on which notice of the meeting was mailed. The notice must set forth: (i) a brief description of the proposal and the reasons for conducting such business at the meeting; (ii) the name and address of the proposing stockholder; (iii) the number of shares of the corporation’s common stock beneficially owned by the stockholder on the date of the notice; and (iv) any financial or other interest of the stockholder in the proposal. Stockholder proposals brought under this paragraph will not be included in our proxy statement.
EXECUTIVE COMPENSATION
QCR Holdings maintains a comprehensive compensation program. The compensation program is designed to attract and retain key employees, motivate the key employees to achieve and to reward key employees for superior performance. The overall design of the compensation programs strives to balance short and long-term performance goals, with the ultimate goal being the increase of stockholder value over the long term. With respect to the individuals named in the Summary Compensation Table, the compensation program includes: salary, annual cash incentive bonus, long-term incentive compensation (which is delivered primarily through equity awards) and other benefits and perquisites. Prior to 2009, the compensation program had been administered by the Executive Committee but it is now administered by the Compensation Committee.
Changing Regulatory Environment
In order to more fully understand the Compensation Committee’s decisions with respect to compensation during 2009 and 2010, the committee believes it is beneficial to understand the changing regulatory context in which these decisions were made. In some cases, the regulatory changes clearly impacted the Compensation Committee’s decisions with respect to compensation paid to the named executive officers, while in other cases the regulatory changes simply required the committee to reconfirm its existing processes and procedures for determining executive compensation.
On February 13, 2009, QCR Holdings became a participant in the Treasury’s Troubled Asset Relief Program (“TARP”) by participating in the Capital Purchase Program element of TARP. As a result of its participation in TARP, QCR Holdings and certain of our employees are subject to compensation related limitations and restrictions for the period that the company continues to participate in TARP. The TARP compensation limitations and restrictions include the following:
•
Except in limited circumstances, our five most highly compensated employees (as determined on an annual basis) are prohibited from receiving cash bonus payments during the TARP period. Each of our named executive officers, was subject to this limitation during 2009 and will be subject to the limitation during 2010. Each of our named executive officers had a written bonus arrangement in place for 2009 that qualified, in part, for an exception to the bonus prohibition.

•
Except in limited circumstances, our named executive officers and the next five most highly compensated employees (each as determined on an annual basis) will be prohibited from receiving any severance payments upon a termination of employment or any payments triggered by the occurrence of a change in control.

•
Our named executive officers and the next 20 most highly compensated employees will be subject to a “clawback” of incentive compensation if that compensation is based on materially inaccurate financial statement or performance metrics. Further, no one in this group of employees can receive any tax gross-up payment during the TARP period.

•	We will be limited to an annual deduction of $500,000 with respect to the compensation paid to each of our named executive officers.
The TARP rules further required QCR Holdings to adopt an “Excessive or Luxury Expenditure Policy.” Our board has complied with this requirement and the policy can be located on our web site: www.qcrh.com. It is the intent of our board that the policy remains in full force and effect for the duration of the TARP period. The policy covers, in particular, entertainment or events, office and facility renovations, aviation or other transportation services and other similar items, activities or events for which the company may reasonably anticipate incurring expenses. Pursuant to the policy, such expenditures shall be deemed to be prohibited excessive or luxury expenditures to the extent such expenditures are not reasonable expenditures for staff development, reasonable performance incentives, or other similar reasonable measures conducted in the normal course of the company’s business operations. All QCR Holdings employees are required to comply with the policy. Our Chief Executive Officer and Chief Financial Officer are primarily accountable for adherence to the policy and for certifying that prior approval for any expenditure requiring such prior approval was properly obtained.
In addition to the foregoing limitations and restrictions, the TARP rules and regulations will require the Compensation Committee to undertake a semi-annual risk assessment with respect to certain of the compensation plans, programs and arrangements maintained by QCR Holdings, regardless of whether the individual employee(s) covered by the plan, program or arrangement is a named executive officer. The risk assessments are intended to reduce the chance that any employee will be incentivized to take unacceptable risks in order to maximize his or her compensation under such plans, programs and arrangements.
Similar to the required TARP semi-annual risk assessment, in late 2009, the Board of Governors of the Federal Reserve issued proposed guidance that set forth a framework for assessing the soundness of incentive compensation plans, programs and arrangements maintained by financial institutions. Although the guidance is designated as proposed, the Federal Reserve has indicated that it expects current compliance with the guidance. The Federal Reserve’s framework focuses on balanced risk-taking incentives, compatibility with effective controls and risk management, and strong corporate governance.
The Compensation Committee believes that an awareness and assessment of the impact of risk has always been, and will continue to be, a component of its analysis of executive compensation. As such, the committee recognizes the role of risk assessment in the overall processes and procedures for establishing such executive compensation. In this regard, the committee believes that the TARP semi-annual risk assessment and the Federal Reserve’s proposed rules will serve as a framework for reconfirming the appropriateness of the process and procedure the committee has previously followed in reaching its decisions with respect to compensation related matters.

Summary of Compensation Paid to Named Executive Officers
The TARP rules restrict compensation for QCR Holdings’ named executive officers identified in this proxy statement, and approximately 20 other employees. The compensation plans are currently operating within the constraints of the TARP limits, and the following table sets forth the following information for the years ended December 31, 2007, 2008 and 2009: (i) the dollar value of base salary and bonus earned; (ii) the aggregate grant date fair value of stock and option awards granted in accordance with FASB ASC Topic 718; (iii) the dollar value of earnings for services pursuant to awards granted under non-equity incentive plans; (iv) non-qualified deferred compensation earnings; (v) all other compensation; and, finally, (vi) the dollar value of total compensation.
Summary Compensation Table

							Non-equity		Nonqualified
							incentive		deferred
Name and					Stock	Option	plan		compensation	All other
principal		Salary		Bonus	awards	awards	compensation		earnings	compensation		Total
position	Year	($)		($)	($)(1)	($)(1)	($)		($)(2)	($)		($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)		(j)
Douglas M. Hultquist,	2009	$215,000	(3)	—	$30,458	$30,461	$69,918	(5)	$7,088	$51,090	(7)	$404,015
President & CEO	2008	$220,500		—	—	$134,082	$70,302	(6)	—	$84,498	(8)	$509,382
	2007	$209,500	(4)	$15,000	—	$14,431	$151,904		—	$114,739	(9)	$505,574
Todd A. Gipple,	2009	$207,500		—	$26,533	$26,533	$55,610	(5)	—	$39,246	(10)	$355,422
EVP, COO & CFO	2008	$195,000		$50,000	—	$61,563	$64,858	(6)	—	$51,578	(11)	$422,999
	2007	$182,500		$25,000	—	$13,253	$94,846		—	$50,221	(12)	$365,820
Larry J. Helling,	2009	$207,500		—	$12,369	$12,369	$48,389	(5)	$3,875	$39,720	(13)	$324,222
President & CEO of	2008	$202,500		—	—	$26,109	$74,229	(6)	—	$56,734	(14)	$359,572
Cedar Rapids Bank	2007	$200,000		—	—	$16,492	$126,533		—	$72,769	(15)	$415,794

(1)
In accordance with the SEC’s changed reporting requirements, we report all equity awards at full grant date fair value of each award calculated in accordance with FASB ASC Topic 718. Previously, we allocated the fair value of equity awards to reporting years in proportion to the awards vesting period. Prior years’ equity compensation data have been recalculated in accordance with the new rule. For restricted stock, the fair value per share is equal to the closing price of our stock on the date of the grant. For stock options, the fair value per share is based on certain assumptions that are explained in the footnotes to our financial statements, which are included in our Annual Report on Form 10-K.

(2)
As determined in accordance with, and for purposes of, proxy disclosure rules only, represents above market earnings (over 120% of the applicable federal rate) under the deferred compensation arrangement.

(3)	Mr. Hultquist voluntarily reduced his salary by $5,500, based on QCR Holdings’ financial performance in 2008.

(4)	Mr. Hultquist voluntarily reduced his salary by $15,500, based on QCR Holdings’ financial performance in 2006.

(5)
The Executive Committee defined specific threshold, target, and maximum award opportunities as a percentage of salary for each named executive officer. The specific percentages were based on the individual executive’s position and competitive market data for similar positions. The 2009 awards were contingent primarily on performance relative to goals for earnings per share, return on equity, non performing assets and deposit growth. The performance criteria were weighted to reflect QCR Holdings’ strategic objectives. In addition, certain executives also had individual performance goals that were consistent with QCR Holdings’ 2009 strategic objectives and more closely aligned with their specific role with QCR Holdings. To the extent it was the subject of the written employment agreement between each named executive officer and QCR Holdings (or a subsidiary), the incentive compensation was not subject to the bonus prohibition set forth in the TARP rules.

(6)
The Executive Committee defined specific threshold, target, and maximum award opportunities as a percentage of salary for each named executive officer. The specific percentages were based on the individual executive’s position and competitive market data for similar positions. The 2008 awards were contingent primarily on performance relative to goals for earnings per share, return on equity, and asset growth. The performance criteria were weighted to reflect QCR Holdings’ strategic objectives. In addition, certain executives also had individual performance goals that were consistent with QCR Holdings’ 2008 strategic objectives and more closely aligned with their specific role with QCR Holdings, as well as a subjective component scored by the Executive Committee.

(7)
Mr. Hultquist had contributions made to the 401(k) Plan for his benefit in the amount of $11,288; reimbursement for tax preparation services in the amount of $1,950; car allowance of $12,000; country club dues of $415 and dividends paid on his restricted stock of $131. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $20,000. The company also provided a life insurance benefit to Mr. Hultquist that was valued, pursuant to Internal Revenue Code rules, at $5,306. This does not include the incremental benefit recognized by QCR Holdings during 2009 with respect to the 13,125 cash settled stock appreciation rights he had outstanding at December 31, 2009.

(8)
Mr. Hultquist had contributions made to the 401(k) Plan for his benefit in the amount of $11,186; reimbursement for tax preparation services in the amount of $1,850; car allowance of $12,000; and country club dues of $4,360. He also received a payment in the amount of $18,338 in connection with the exercise of 11,250 stock appreciation rights which were set to expire on June 30, 2008. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $20,000. The company also provided a life insurance benefit to Mr. Hultquist that was valued, pursuant to Internal Revenue Code rules, at $16,764. This does not include the incremental benefit recognized by QCR Holdings during 2008 with respect to the 13,125 cash settled stock appreciation rights he had outstanding at December 31, 2008.

(9)
Mr. Hultquist had contributions made to the 401(k) Plan for his benefit in the amount of $11,462; reimbursement for tax preparation services in the amount of $1,790; car allowance of $8,000; country club dues of $5,729 and received term life insurance, which had a premium cost of $711. He also received a payment in the amount of $55,220 in connection with the exercise of 6,750 stock appreciation rights which were set to expire on June 30, 2007. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $20,000. The company also provided a life insurance benefit to Mr. Hultquist that was valued, pursuant to Internal Revenue Code rules, at $11,827. This does not include the incremental benefit recognized by QCR Holdings during 2007 with respect to the 24,375 cash settled stock appreciation rights he had outstanding at December 31, 2007.

(10)
Mr. Gipple had contributions made to the 401(k) Plan for his benefit in the amount of $11,288; reimbursement for tax preparation services in the amount of $1,950; car allowance of $8,000; country club dues of $79 and dividends paid on his restricted stock of $114. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $15,000. The company also provided a life insurance benefit to Mr. Gipple that was valued, pursuant to Internal Revenue Code rules, at $2,815. This does not include the incremental benefit recognized by QCR Holdings during 2009 with respect to the 3,750 cash settled stock appreciation rights he had outstanding at December 31, 2009.

(11)
Mr. Gipple had contributions made to the 401(k) Plan for his benefit in the amount of $11,186; reimbursement for tax preparation services in the amount of $1,850; car allowance of $8,000; and country club dues of $6,385. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $15,000. The company also provided a life insurance benefit to Mr. Gipple that was valued, pursuant to Internal Revenue Code rules, at $9,157. This does not include the incremental benefit recognized by QCR Holdings during 2008 with respect to the 3,750 cash settled stock appreciation rights he had outstanding at December 31, 2008.

(12)
Mr. Gipple had contributions made to the 401(k) Plan for his benefit in the amount of $11,462; reimbursement for tax preparation services in the amount of $1,790; car allowance of $8,000; country club dues of $7,502 and received term life insurance, which had a premium cost of $282. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $15,000. The company also provided a life insurance benefit to Mr. Gipple that was valued, pursuant to Internal Revenue Code rules, at $6,185. This does not include the incremental benefit recognized by QCR Holdings during 2007 with respect to the 3,750 cash settled stock appreciation rights he had outstanding at December 31, 2007.

(13)
Mr. Helling had contributions made to the 401(k) Plan for his benefit in the amount of $11,288; reimbursement for tax preparation services in the amount of $975; car allowance of $6,000; country club dues of $1,008 and dividends paid on his restricted stock of $53. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $15,000. The company also provided a life insurance benefit to Mr. Helling that was valued, pursuant to Internal Revenue Code rules, at $5,396.

(14)
Mr. Helling had contributions made to the 401(k) Plan for his benefit in the amount of $11,186; reimbursement for tax preparation services in the amount of $830; car allowance of $6,000; and country club dues of $6,029. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $15,000. The company also provided a life insurance benefit to Mr. Helling that was valued, pursuant to Internal Revenue Code rules, at $17,689.

(15)
Mr. Helling had contributions made to the 401(k) Plan for his benefit in the amount of $11,462; reimbursement for tax preparation services in the amount of $775; car allowance of $6,000; country club dues of $7,873 and received term life insurance, which had a premium cost of $612. He also received a payment in the amount of $19,098 in connection with the exercise of 1,800 stock appreciation rights which were set to expire on April 10, 2011. In addition, pursuant to the deferred compensation arrangement, QCR Holdings made a matching contribution for his benefit in the amount of $15,000. The company also provided a life insurance benefit to Mr. Helling that was valued, pursuant to Internal Revenue Code rules, at $11,949.

The following table sets forth information on outstanding options held by the individuals named in the Summary Compensation Table at December 31, 2009, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option. Other than what is footnoted below, the options vest in five equal annual portions beginning one year from the date of grant. All stock awards are restricted stock. The restricted stock vests over a three year period, beginning one year from the grant date indicated.
Outstanding Equity Awards

	Option Awards							Stock Awards
	Number of		Number of		Equity incentive			Number of
	securities		securities		plan awards;			shares or		Market value
	underlying		underlying		Number of securities			units of		of shares or
	unexercised		unexercised		underlying	Option		stock that		units of stock
	options		options		unexercised	exercise	Option	have not		that have not
	(#)		(#)		unearned options	Price	expiration	vested		vested
Name	Exercisable		Unexercisable		(#)	($)	date	(#)		($)
(a)	(b)		(c)		(d)	(e)	(f)	(g)		(h)
Douglas M. Hultquist	4,000		1,000		—	$21.00	1/28/2015	—		—
	3,900	(1)	—		—	$19.05	1/27/2016	—		—
	1,634		816	(2)	—	$16.85	1/26/2017	—		—
	8,595		17,190	(2)	—	$15.62	5/7/2018	—		—
	—		11,282	(2)	—	$9.30	2/2/2019	—		—
	—		—		—	—	—	3,275	(3)	27,346
Todd A. Gipple	11,250		—		—	$8.83	1/5/2010	—		—
	150		—		—	$10.75	6/30/2010	—		—
	2,250		—		—	$7.13	1/5/2011	—		—
	150		—		—	$6.90	6/29/2011	—		—
	2,250		—		—	$7.45	1/4/2012	—		—
	113		—		—	$9.87	6/28/2012	—		—
	2,250		—		—	$11.41	1/6/2013	—		—
	2,250		—		—	$18.67	1/5/2014	—		—
	1,200		300		—	$22.00	1/5/2015	—		—
	2,400		600		—	$21.00	1/28/2015	—		—
	2,500	(1)	—		—	$19.05	1/27/2016	—		—
	451		299		—	$17.60	10/26/2016	—		—
	1,500		750	(2)	—	$16.85	1/26/2017	—		—
	3,947		7,892	(2)	—	$15.62	5/7/2018	—		—
	—		9,827	(2)	—	$9.30	2/2/2019	—		—
	—		—		—	—	—	2,853	(3)	23,823
Larry J. Helling	10,800		—		—	$7.00	4/10/2011	—		—
	150		—		—	$6.90	6/29/2011	—		—
	1,600		400		—	$21.00	1/28/2015	—		—
	2,350	(1)	—		—	$19.05	1/27/2016	—		—
	1,867		933	(2)	—	$16.85	1/26/2017	—		—
	1,674		3,347	(2)	—	$15.62	5/7/2018	—		—
	—		4,581	(2)	—	$9.30	2/2/2019	—		—
	—		—		—	—	—	1,330	(3)	11,106

(1)	Options vest one year from date of grant.

(2)	Options vest in three equal annual portions beginning one year from date of grant.

(3)	Unvested stock awards were granted on February 2, 2009 and vest in three equal annual portions beginning one year from date of grant.

None of the individual’s named in the Summary Compensation Table exercised any stock options during the year ended December 31, 2009; therefore the “Option Exercises and Stock Vested” table has been omitted.
The following table sets forth the present value of accumulated benefits payable to each of the individuals named in the Summary Compensation Table, including the number of years of service credited to each under the Supplemental Retirement Plan determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. Information regarding the Supplemental Retirement Plan can be found under the heading “Non-qualified Supplemental Executive Retirement Program” on page 40 of this proxy statement.
Pension Benefits

		Number of years	Present value of	Payments during
		credited service	accumulated benefit	last fiscal year
Name	Plan name	(#)	($)	($)
(a)	(b)	(c)	(d)(1)	(e)
Douglas M. Hultquist	Supplemental Executive Retirement Plan	15	$848,464	—

Todd A. Gipple	Supplemental Executive Retirement Plan	9	$245,435	—

Larry J. Helling	Supplemental Executive Retirement Plan	8	$308,799	—

(1)
Each calendar year, QCR Holdings accrues an expense with respect to the Supplemental Executive Retirement Plan in accordance with generally accepted accounting principles. During 2009, the following amounts were accrued with respect to each of our named executive officers: Mr. Hultquist – $153,140; Mr. Gipple – $51,980; and Mr. Helling – $69,379.

The following table sets forth information concerning our non-qualified deferred compensation agreements with each individual named in the Summary Compensation Table. The agreements are discussed in detail on page 40 of this proxy statement.
Non-Qualified Deferred Compensation

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	contributions in	contributions in	earnings in	withdrawals/	balance at
	2009	2009	2009	distributions	12/31/09
Name	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)
Douglas M. Hultquist	$20,000	$20,000	$39,639	—	$539,692

Todd A. Gipple	$15,000	$15,000	$13,961	—	$239,850

Larry J. Helling	$15,000	$15,000	$21,664	—	$307,123

Terms of Mr. Douglas M. Hultquist’s Employment Agreement
On January 1, 2004, we entered into an employment agreement with Mr. Hultquist. In 2008, certain provisions of the employment agreement were amended in order to bring such provisions into compliance with to comply with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended (and guidance issued thereunder). The agreement has a three-year term and in the absence of notice from either party to the contrary, the employment term extends for an additional one year on the anniversary of the agreement. Pursuant to the agreement, Mr. Hultquist will receive a minimum salary of $175,000. The agreement includes provisions for the increase of compensation on an annual basis, performance bonuses, membership in various local clubs, an automobile allowance and participation in our benefit plans. The agreement also provides term life insurance coverage of two times Mr. Hultquist’s base salary and average annual bonus as of the date of the agreement, which may be provided through a group term carve-out plan. The agreement further provides for severance compensation equal to one year of salary plus average annual bonus in the event Mr. Hultquist is terminated without cause and three times the sum of salary and average annual bonus if he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control. It should be noted that the TARP rules will likely prohibit QCR Holdings from making any payment to Mr. Hultquist for departure from (or a change in control of) QCR Holdings for any reason during the TARP period, except for payments for services performed or benefits accrued.
Terms of Mr. Todd A. Gipple’s Employment Agreement
On January 1, 2004, we entered into an employment agreement with Mr. Gipple. In 2008, certain provisions of the employment agreement were amended in order to bring such provisions into compliance with to comply with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended (and guidance issued thereunder). Mr. Gipple’s employment agreement provides that Mr. Gipple is to receive a minimum salary of $140,500. The agreement includes a provision for the increase in compensation on an annual basis, performance bonuses, membership in a country club, a monthly automobile allowance and participation in our benefit plans. Mr. Gipple’s agreement also provides term life insurance coverage of two times the sum of his base salary and average annual bonus as of the date of the agreement, which may be provided through a group term carve-out plan. The agreement further provides that he is entitled to a payment equal to the sum of one-half of his then-current annual salary plus one-half of his average annual bonus if he is terminated without cause and two times the sum of his annual salary and average annual bonus if he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control. It should be noted that the TARP rules will likely prohibit QCR Holdings from making any payment to Mr. Gipple for departure from (or a change in control of) QCR Holdings for any reason during the TARP period, except for payments for services performed or benefits accrued.
Terms of Mr. Larry J. Helling’s Employment Agreement
On January 1, 2004, we entered into an employment agreement with Mr. Helling. In 2008, certain provisions of the employment agreement were amended in order to bring such provisions into compliance with to comply with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended (and guidance issued thereunder). Mr. Helling’s employment agreement provides that Mr. Helling is to receive a minimum salary of $167,000. The agreement includes a provision for the increase in compensation on an annual basis, performance bonuses, a monthly automobile allowance, membership in various country clubs and participation in our benefit plans. Mr. Helling’s agreement also provides term life insurance coverage of two times the sum of his base salary and average annual bonus as of the date of the agreement, which may be provided through a group term carve-out plan. The agreement further provides for a severance payment equal to six months of his salary in the event of a termination without cause and two times his annual salary in the event he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control. Additionally, Mr. Helling’s agreement allows him to participate in the Cedar Rapids Long-term Deferred Incentive Compensation Program (as described under the heading “Long-Term Deferred Incentive Compensation Program”). Under the agreement, Mr. Helling will be allocated a total of 40% of amounts paid pursuant to the incentive program. It should be noted that the TARP rules will likely prohibit QCR Holdings from making any payment to Mr. Helling for departure from (or a change in control of) QCR Holdings for any reason during the TARP period, except for payments for services performed or benefits accrued.

Beginning in 2009, QCR Holdings no longer reimburses Messrs. Hultquist, Gipple, and Helling for country club memberships.
Long-Term Incentive Plans
During the TARP period, and so long as they are included in the group of our five most highly compensated employees, our named executive officers will be allowed to participate in our long term incentive plans only to the extent such participation does not violate any of the applicable TARP rules.
2004 Stock Incentive Plan. In 2004, we adopted the QCR Holdings Stock Incentive Plan for the benefit of our directors, officers and employees. The plan was approved by stockholders and authorized 225,000 shares for issuance under the plan. This plan provides for the issuance of incentive stock options, nonqualified stock options, restricted stock, tax benefit rights and stock appreciation rights. As of the approval of the 2008 Stock Incentive Plan, all remaining available for grant transferred to the 2008 Stock Incentive Plan.
2008 Stock Incentive Plan. In 2008, we adopted the QCR Holdings Stock Incentive Plan for the benefit of our directors, officers and employees. The plan was approved by stockholders and authorized 250,000 shares for issuance under the plan. This plan provides for the issuance of incentive stock options, nonqualified stock options, restricted stock, tax benefit rights and stock appreciation rights. As of December 31, 2009, there were 474,416 remaining shares available for grant under this plan.
2002 Stock Purchase Plan. QCR Holdings adopted and stockholders approved the QCR Holdings Employee Stock Purchase Plan in 2002. The plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. The plan allows employees of QCR Holdings and our subsidiaries to purchase shares of common stock available under the plan. The purchase price is currently 90% of the lesser of the fair market value at the date of the grant or the investment date. The investment date is the date common stock is purchased after the end of each calendar quarter during an offering period. Beginning January 1, 2007, the maximum percentage that any one participant can elect to contribute is 8% of his or her compensation. During 2009, 28,575 shares were purchased under the plan.
401(k) Retirement Savings Plan. QCR Holdings sponsors a qualified, tax-exempt profit sharing plan qualifying under Section 401(k) of the Internal Revenue Code. All employees are eligible to participate in the plan. Pursuant to the plan, QCR Holdings matches 100% of the first 3% of employee contributions and 50% of the next 3% of employee contributions, up to a maximum of 4.5% of an employee’s compensation. Additionally, at its discretion, QCR Holdings may make additional contributions to the plan, which are allocated to the accounts of participants based on relative compensation. The total contributions under the 401(k) plan for the benefit of our NEOs are reflected in the Summary Compensation Table on page 33 of this proxy statement.

Non-qualified Supplemental Executive Retirement Program (“SERP”). QCR Holdings provides SERP benefits to its key executives, which will provide supplemental retirement income to the NEOs. The SERP arrangements are an important, common component of competitive compensation packages and they include retention and non-competition provisions that protect QCR Holdings and help support the objective of maintaining a stable, committed, and qualified team of key executives.
QCR Holdings currently has SERP arrangements in place for Messrs. Hultquist, Gipple, and Helling. The SERP arrangements were approved by QCR Holdings in April 2004, and have an effective date of May 2004. Under the agreements, the executives will receive a supplemental retirement benefit in an annual pre-tax amount equal to 2.5% for each year of full-time service until the executive reaches age 65 (not to exceed 40 years), multiplied by the executive’s average annual base salary plus cash bonus for the three most recently completed plan years, subject to a maximum of 70%.
The supplemental retirement benefit will be reduced by any contributions plus earnings thereon made by QCR Holdings to the credit of the executive pursuant to the QCR Holdings 401(k)/Profit Sharing Plan or other deferred compensation plans. The supplemental retirement benefit payable under the plans will generally be made in monthly installments for a period of 180 months. If an executive retires after reaching age 55 (but before reaching age 65) and has at least 10 years of service, QCR Holdings will pay a supplemental early retirement benefit made in monthly installments for a period of 180 months to the executive. The SERP arrangements also provide for the payment of a survivor’s benefit payable to a participating executive’s beneficiary upon the executive’s death.
Pursuant to the existing SERP arrangements and the TARP rules, assuming the participating executives retire on or after reaching age 55 and based on the participants’ salary and cash bonus paid for 2009, we will owe the following projected annual amounts at age 55: Mr. Hultquist - $94,132; Mr. Gipple — $95,120; Mr. Helling — $38,858.
Deferred Compensation Plan Agreements. QCR Holdings has entered into deferred compensation plan agreements with the executive officers to allow them to defer a portion of their salary or annual bonus. These plans are voluntary, non-tax qualified, deferred compensation plans that enable the executives to save for retirement by deferring a portion of their current cash compensation. QCR Holdings matches these deferrals up to certain maximums and interest is earned at the prime rate subject to certain floor and cap rates, as follows:

	Deferred Compensation Plan Agreements
	2009 Match	2010 Match	Interest Rate
Executive	Maximum	Maximum	Floor and Cap
Douglas M. Hultquist	$20,000	$20,000	8.00% - 10.00%
Todd A. Gipple	$15,000	$15,000	6.00% - 12.00%
Larry J. Helling	$15,000	$15,000	8.00% - 12.00%
Long-Term Deferred Incentive Compensation Program. QCR Holdings has entered into a Long-Term Deferred Incentive Compensation Program with certain key senior management members at Cedar Rapids Bank & Trust, and Rockford Bank & Trust. Mr. Helling is a participant in this program. The program is administered by the Committee and results in deferred incentive compensation contributions being made into the plan, for the benefit of the participants, if certain growth and earnings objectives are met. Mr. Helling is a participant in the plan for the years 2006 through 2011, and can earn between $16,000 and $120,000 annually based on the performance of Cedar Rapids Bank & Trust. Mr. Helling did not earn any long-term deferred incentive compensation in 2009 as the minimum Return on Equity measure under the plan of 13.00% was not reached, nor did he earn any incentive compensation in 2006, 2007 or 2008.

Deferred Income Plans. QCR Holdings adopted and stockholders approved the 1997 Deferred Income Plan and 2005 Deferred Income Plan to enable directors and selected key officers of QCR Holdings and its related companies, to elect to defer all or a portion of the fees and cash compensation payable to them for their service as directors or employees. The NEOs participated in the 1997 Deferred Income Plan in 2004 and prior years by deferring 100% of the director fees that they had earned from their service as directors. None of the NEOs have participated in the 1997 or 2005 Deferred Income plans since December 31, 2004 when QCR Holdings terminated board fees for employee-directors.
Compensation Committee Interlocks and Insider Participation
During 2009, the Compensation Committee, which sets the salaries and compensation for our executive officers, was comprised solely of independent directors Brownson, Lawson, Peterson, Whitcher and Ziegler. None of these individuals was an officer or employee of QCR Holdings in 2009, and none of these individuals is a former officer or employee of QCR Holdings. In addition, during 2009, no executive officer of QCR Holdings served on the board of directors or compensation committee of any other corporation with respect to which any member of the Compensation Committee was engaged as an executive officer.
DIRECTOR COMPENSATION
QCR Holdings uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, we consider the significant amount of time that Directors expend in fulfilling their duties as well as the skill level required of members of the Board.
Cash Compensation Paid to Board Members
Members of the board who are not employees of QCR Holdings are entitled to receive an annual cash retainer and an attendance fee of scheduled Board and Committee meetings. Pursuant to the QCR Holdings, Inc. 1997 Deferred Income Plan, a director may elect to defer the fees and cash compensation payable by us for the director’s service until either the termination of such director’s service on the board or the age specified in the director’s deferral election. During 2009, all but four directors (at the subsidiary banks) deferred 100% of his or her director fees pursuant to the plan, and the total expense for the deferred fees with respect to all participating directors was $329,378 for 2009. Directors who are employees of QCR Holdings receive no compensation for their service as directors. The following table shows the director fees approved for 2010 and the fees paid for 2009 for QCR Holdings and our other affiliated boards.

	2010	2009
QCR Holdings, Inc.
Quarterly Retainer	$2,500	$2,500
Additional Quarterly Retainer
- Board Chairman	2,000	2,000
- Audit Committee Chairman	1,500	1,500
- Audit Committee Financial Expert	625	625
- Nomination & Governance Committee Chairman	500	500
- Strategic Direction Committee Chairman	500	500
- Compensation Committee Chairman	500	500
Attendance at Board Meeting	500	500
Attendance at Audit Committee Meeting	500	500
Attendance at all other Committee Meetings	300	300

Quad City Bank & Trust
Quarterly Retainer	1,600	1,600
Additional Quarterly Retainer
- Board Chairman	1,000	1,000
- Loan Committee Chairman	500	500
- Wealth Management (formerly Trust) Committee Chairman	250	250
- Asset/Liability Management Committee Chairman	250	250
Attendance at Board Meeting	100	100
Attendance at Committee Meeting	250	250

Cedar Rapids Bank & Trust
Quarterly Retainer	1,600	1,600
Additional Quarterly Retainer — Board Chairman	1,000	1,000
- Loan Committee Chairman	500	500
- Trust Committee Chairman	250	250
- Asset/Liability Management Committee Chairman	250	250
Attendance at Board Meeting	100	100
Attendance at Committee Meeting	250	250

Rockford Bank & Trust
Quarterly Retainer	1,600	1,600
Additional Quarterly Retainer — Board Chairman	1,000	1,000
- Loan Committee Chairman	500	500
- Trust Committee Chairman	250	250
- Asset/Liability Management Committee Chairman	250	250
Attendance at Board Meeting	100	100
Attendance at Committee Meeting	250	250

m2 Lease Funds, LLC
Attendance at Board Meeting	1,000	500

Equity Awards
In February 2009, each current non-employee QCR Holdings director received a grant of 300 stock awards and each current non-employee subsidiary director received a grant of 150 stock awards at the fair market price of QCR Holdings’ stock on the date of the grant, or $9.30. The awards vested immediately on the date of grant.
The following table discloses the cash and equity awards earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended 2009.
Summary Compensation Table — Directors

	Fees earned or	Stock
	paid in cash	awards	Total
Name	($)(1)	($)(2)	($)
(a)	(b)	(c)	(f)
James J. Brownson	36,583	4,185	40,768
Mark C. Kilmer	33,200	4,185	37,385
John K. Lawson	32,600	4,185	36,785
Charles M. Peters	26,250	4,185	30,435
Ronald G. Peterson	27,800	4,185	31,985
John A. Rife	25,700	4,185	29,885
Donna J. Sorensen	17,167	1,395	18,562
John D. Whitcher	33,567	4,185	37,752
Marie Z. Ziegler	18,175	2,790	20,965

(1)	Directors may elect to defer the receipt of all or part of their fees and retainers.

(2)
We report all equity awards at full grant date fair value of each award calculated in accordance with FASB ASC Topic 718. For restricted stock, the fair value per share is equal to the closing price of our stock on the date of the grant.

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
The Emergency Economic Stabilization Act of 2008 (“EESA”) included a provision requiring Treasury Capital Purchase Program participants, during the period in which any obligation arising from assistance provided under the program remains outstanding, to permit a separate stockholder vote to approve the compensation of executives as disclosed pursuant to the compensation rules of the Securities and Exchange Commission. The Securities and Exchange Commission recently promulgated rules implementing this requirement of EESA. This requirement applies to any proxy, consent, or authorization for an annual or other meeting of the participant’s stockholders. Pursuant to Section 111(e) of EESA and the recently promulgated rules, the stockholder vote is not binding on the board of directors and may not be construed as overruling any decision by the participant’s board of directors.

The overall objectives of QCR Holdings’ compensation programs have been to align executive officer compensation with the success of meeting long-term strategic operating and financial goals. Our board of directors believes our compensation policies and procedures achieve this objective and unanimously recommends that stockholders vote “FOR” the proposal.
Accordingly, because we became a participant in the Treasury Capital Purchase Program on February 13, 2009, the following resolution is submitted for stockholder approval:
RESOLVED, that QCR Holdings’ stockholders approve its executive compensation, as set forth in the section captioned “Executive Compensation,” contained in the QCR Holdings’ proxy statement for the 2010 annual meeting.
Your vote is advisory and will not be binding upon the board of directors. However, the board of directors will take into account the outcome of the vote when considering future compensation arrangements.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information regarding our common stock beneficially owned on December 31, 2009, by each director, by each executive officer named in the summary compensation table, by persons who are the beneficial owners of more than 5% of our common stock and by all directors and executive officers of QCR Holdings as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership of securities within 60 days of December 31, 2009.

Name of Stockholder and	Amount and Nature of		Percent
Number of Persons in Group	Beneficial Ownership(1)		of Class
Directors, Nominees and Named Executive Officers
James J. Brownson	56,139	(2)	1.2%
Todd A. Gipple	70,247	(3)	1.5%
Larry J. Helling	66,319	(4)	1.4%
Douglas M. Hultquist	93,777	(5)	2.0%
Mark C. Kilmer	57,210	(6)	1.2%
John K. Lawson	34,797	(7)	*
Charles M. Peters	20,698	(8)	*
Ronald G. Peterson	27,775	(9)	*
John A. Rife	16,926	(10)	*
Donna J. Sorensen	13,592	(11)	*
John D. Whitcher	12,160	(12)	*
Marie Z. Ziegler	12,895	(13)	*
5% Stockholder
The Banc Funds Company, LLP**	300,593	(14)	6.6%
All directors and executive officers as a group (15 persons)	673,776	(15)	14.1%

*	Less than 1%.

**	The Banc Funds Company, LLP, 20 North Wacker Drive, Suite 3300, Chicago, Illinois 60606.

(1)
Amounts reported include shares held directly, including certain shares subject to options, as well as shares held in retirement accounts, by certain members of the named individuals’ families or held by trusts of which the named individual is a trustee or substantial beneficiary. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and sole investment power over included shares. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the following footnotes.

(2)
Includes 9,337 shares subject to options which are presently exercisable and over which Mr. Brownson has no voting and sole investment power. Also includes 5,235 shares held jointly by Mr. Brownson and his spouse, 3,000 shares held by his spouse, 19,972 shares held in a trust, and 18,595 shares held in an IRA account, over which he has shared voting and investment power. Excludes 2,313 option shares not presently exercisable.

(3)
Includes 32,661 shares subject to options which are presently exercisable and over which Mr. Gipple has no voting and sole investment power. Also includes 14,722 shares held in an IRA account, 3,800 shares held by his children and spouse, 3,125 shares held in the 401(k) Plan, and 652 shares held in a trust, over which he has shared voting and investment power. Excludes 19,668 option shares not presently exercisable.

(4)
Includes 18,441 shares subject to options which are presently exercisable and over which shares Mr. Helling has no voting and sole investment power. Also includes 36,250 shares held in an IRA account, 4,077 shares held in a trust and 5,568 shares held in the 401(k) Plan, over which he has shared voting and investment power. Excludes 9,261 option shares not presently exercisable.

(5)
Includes 18,129 shares subject to options which are presently exercisable and over which Mr. Hultquist has no voting and sole investment power. Also includes 11,337 shares held by his spouse or for the benefit of his children, 4,050 shares held in an IRA account, 26,433 shares held in a trust and 14,096 shares in the 401(k) Plan, over which he has shared voting and investment power. Excludes 30,288 option shares not presently exercisable.

(6)
Includes 2,477 shares subject to options which are presently exercisable and over which Mr. Kilmer has no voting and sole investment power. Also includes 11,109 shares held by his spouse or children, 15,374 shares held in a trust and 3,375 shares held in an IRA account, over which he has shared voting and investment power. Excludes 1,573 option shares not presently exercisable.

(7)
Includes 2,327 shares subject to options which are presently exercisable and over which Mr. Lawson has no voting and sole investment power. Also includes 18,105 shares held in trust, over which shares he has shared voting and investment power. Excludes 1,373 option shares not presently exercisable.

(8)
Includes 1,257 shares subject to options which are presently exercisable and over which Mr. Peters has no voting and sole investment power. Also includes 10,500 shares held in an IRA account and 8,491 shares held in trust, over which he has shared voting and investment power. Excludes 893 option shares not presently exercisable.

(9)
Includes 2,927 shares subject to options which are presently exercisable and over which Mr. Peterson has no voting and sole investment power. Also includes 2,000 shares held in an IRA account and 18,123 shares held in a trust, over which he has shared voting and investment power. Excludes 1,373 option shares not presently exercisable.

(10)
Includes 1,457 shares subject to options which are presently exercisable and over which Mr. Rife has no voting and sole investment power. Also includes 7,547 shares held jointly by Mr. Rife and his spouse and 7,922 shares held in a trust, over which he has shared voting and investment power. Excludes 1,193 option shares not presently exercisable.

(11)
Includes 1,090 shares subject to options which are presently exercisable and over which Ms. Sorensen has no voting and sole investment power. Also includes 6,825 shares held jointly and 5,527 shares held in a trust, over which she has shared voting and investment power. Excludes 560 option shares not presently exercisable.

(12)
Includes 640 shares subject to options which are presently exercisable and over which Mr. Whitcher has no voting and sole investment power. Also includes 6,862 shares held in a trust, over which he has shared voting and investment power. Excludes 560 option shares not presently exercisable.

(13)	Includes 10,315 shares held by Ms. Ziegler and her spouse and 2,580 shares held in a trust, over which she has shared voting and investment power.

(14)
Includes shares held Banc Fund VI L.P., an Illinois Limited Partnership, Banc Fund VII L.P., an Illinois Limited Partnership, and Banc Fund VIII L.P., an Illinois Limited Partnership, as reported in a Schedule 13G/A filed on February 9, 2010.

(15)
Excludes 74,315 option shares not presently exercisable. Excludes holdings of Mr. Baird, who the board anticipates will be a director shortly following the 2010 annual meeting. His holdings include: beneficial ownership of 48,104 shares, which includes 2,327 shares subject to options which are presently exercisable and over which Mr. Baird has no voting and sole investment power; 37,421 shares held jointly by Mr. Baird and his spouse; and 8,356 shares held in a trust, over which he has shared voting and investment power. His holdings exclude 1,373 option shares not presently exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires that the directors, executive officers and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the shares of common stock are traded. These persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2009, we are not aware of any failures to comply with the filing requirements of Section 16(a) during 2009.
TRANSACTIONS WITH MANAGEMENT AND DIRECTORS
Our directors and officers and their associates were customers of and had transactions with QCR Holdings and our subsidiaries during 2009. Additional transactions are expected to take place in the future. All outstanding loans, commitments to loan, and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features. All such loans are approved by the subsidiary banks’ board of directors in accordance with the bank regulatory requirements. Additionally, the Audit Committee considers other non-lending transactions between us and a director to ensure that such transactions do not affect a director’s independence. During 2009, Donna Sorensen, a director of QCR Holdings, provided certain business consulting services to QCR Holdings through her company, Sorensen Consulting.  We paid $89,074 in fees to Sorensen Consulting for such services in 2009, and we expect the relationship to continue in 2010.

AUDIT COMMITTEE REPORT
The Audit Committee assists the board of directors in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of independent directors.
The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2009 with our management and McGladrey & Pullen, LLP, our independent registered public accounting firm, including their attestation report on the effectiveness of the internal control over financial reporting. The committee has also discussed with McGladrey & Pullen, LLP the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from McGladrey & Pullen, LLP required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and McGladrey & Pullen, LLP, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the year ending December 31, 2009 for filing with the Securities and Exchange Commission.

Audit Committee:
James J. Brownson	John K. Lawson
Mark C. Kilmer	Marie Z. Ziegler

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Representatives of McGladrey & Pullen, LLP, our independent registered public accounting firm, are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Following is a summary of fees for professional services by McGladrey & Pullen, LLP and RSM McGladrey, Inc. (an affiliate of McGladrey & Pullen, LLP).
Accountant Fees
  During the period covering the fiscal years ended December 31, 2009 and 2008, McGladrey & Pullen, LLP and RSM McGladrey, Inc. performed the following professional services:

	2009	2008

Audit Fees (1)	$361,369	$290,909
Audit related fees (2)	$21,853	$8,847
All other (3)	$2,090	$29,041

(1)
Audit fees consist of fees for professional services rendered for the audit of QCR Holdings financial statements, the audit of QCR Holdings internal control over financial reporting, review of financial statements included in QCR Holdings quarterly reports on Form 10-Q, and review and assistance with other SEC filings.

(2)	Audit related fees consist of fees for research and consultations concerning financial accounting and reporting matters and student loan agreed-upon procedures for Quad City Bank & Trust.

(3)	All other fees primarily consist of information technology consulting fees related to the design and implementation of a non-core, network software solution.
Audit Committee Approval Policy
Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee’s policy is to pre-approve, on a case-by-case basis, all audit and permissible non-audit services provided by any audit, tax consulting or general business consulting firm.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
The rules of the Securities and Exchange Commission allow us to “incorporate by reference” into this proxy statement certain information we file with the Securities and Exchange Commission. This means that we can disclose important information to you by referring you to another document without restating that information in this document. Any information incorporated by reference into this proxy statement is considered to be part of this proxy statement from the date we file that document.
We incorporate by reference Part II, Items 7, 7A, 8 and 9 of our Annual Report on Form 10-K for the year ended December 31, 2009. We have provided a copy of this Annual Report on Form 10-K, together with the financial statements and schedules thereto, with this proxy statement.
By order of the Board of Directors

James J. Brownson	Douglas M. Hultquist
Chairman of the Board	President
Moline, Illinois
March 22, 2010
ALL STOCKHOLDERS ARE URGED TO SIGN
AND MAIL THEIR PROXIES PROMPTLY

Appendix A
QCR HOLDINGS, INC.
2010 EQUITY INCENTIVE PLAN
Article 1
GENERAL
Section 1.1 Purpose, Effective Date and Term.  The purpose of this QCR Holdings, Inc. 2010 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of QCR Holdings, Inc., a Delaware corporation (the “Company”), and any Subsidiary by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is February 5, 2010, subject to approval of the Plan by the Company’s stockholders. The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the Effective Date.
Section 1.2 Administration. The authority to control and manage the operation of the Plan shall be vested in a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.
Section 1.3 Participation. Each employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards under the Plan shall be limited to employees and Directors of, and service providers to, the Company or any Subsidiary; provided, however, that an award (other than an award of an ISO) may be granted to an individual prior to the date on which he or she first performs services as an employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.
Section 1.4 Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

Article 2
AWARDS
Section 2.1 General. Any award under the Plan may be granted singularly, in combination with another award (or awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant. Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.6, an award may be granted as an alternative to or replacement of an existing award under (i) the Plan; (ii) any other plan of the Company or any Subsidiary; or (iii) as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of awards that may be granted under the Plan include:
(a) Stock Options. A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b) or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the ten-year anniversary of the earlier of the Effective Date or stockholder approval of the Plan; or (ii) granted to a non-employee.  Unless otherwise specifically provided by its terms, any option granted under the Plan shall be a non-qualified option. Any ISO granted under this Plan that does not qualify as an ISO for any reason shall be deemed to be a non-qualified option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.
(b) Stock Appreciation Rights.  A stock appreciation right (an “SAR”) is a right to receive, in cash, Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee.
(c) Stock Awards.  A stock award is a grant of shares of Stock or a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future.  Such awards may include, but shall not be limited to, bonus shares, stock units, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the Committee.
(d) Cash Incentive Awards.  A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool (or Stock having a value equivalent to the cash otherwise payable) that is contingent on the achievement of performance objectives established by the Committee.
Section 2.2 Exercise of Options and SARs.  An option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.  In no event, however, shall an option or SAR expire later than ten (10) years after the date of its grant (five (5) years in the case of a 10% Stockholder with respect to an ISO).  The “Exercise Price” of each option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant in the case of a 10% Stockholder; further, provided, that, to the extent permitted under Code Section 409A, the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an employee, Director or service provider granted under a prior plan or by an acquired entity.  The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or by

2

attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) with respect to options, payment through a net exercise such that, without the payment of any funds, the Participant may exercise the option and receive the net number of shares of Stock equal to (i) the number of shares of Stock as to which the option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value (on such date as is determined by the Committee) less the Exercise Price, and the denominator of which is such Fair Market Value (the number of net shares of Stock to be received shall be rounded down to the nearest whole number of shares of Stock); (d) by personal, certified or cashiers’ check; (e) by other property deemed acceptable by the Committee; or (f) by any combination thereof.
Section 2.3 Performance-Based Compensation. Any award under the Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m).
(a) Performance Measures.  Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; loan and lease losses; expense management; economic value added; stock price; book value; overhead; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; interest sensitivity gap levels, regulatory compliance, improvement of financial rating, achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures.  Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan.
(b) Partial Achievement.  The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 3.3.
(c) Extraordinary Items.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

3

(d) Adjustments. Pursuant to this Section 2.3, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or any Subsidiary conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.
Section 2.4 Dividends and Dividend Equivalents.  Any award under the Plan may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Stock subject to the award, which payments may be either made currently or credited to an account for the Participant, may be settled in cash or Stock and may be subject to restrictions similar to the underlying award.
Section 2.5 Deferred Compensation. If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.5 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.
Section 2.6 Repricing of Awards.  Except for adjustments pursuant to Section 3.4 (relating to the adjustment of shares) and reductions of the Exercise Price approved by the Company’s stockholders, the Exercise Price for any outstanding option or SAR may not be decreased after the date of grant nor may an outstanding option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a replacement option or SAR with a lower exercise price.
Section 2.7 Forfeiture of Awards. Unless specifically provided to the contrary in an Award Agreement, upon notification of Termination of Service for Cause, any outstanding award, whether vested or unvested, held by a Participant shall terminate immediately, the award shall be forfeited and the Participant shall have no further rights thereunder.

4

Article 3
SHARES SUBJECT TO PLAN
Section 3.1 Available Shares.  The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company including shares purchased in the open market or in private transactions.
Section 3.2 Share Limitations.
(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries in the aggregate under the Plan shall be 350,000 shares of Stock (all of which may be granted as ISOs to the extent that such shares are granted under the Plan). The maximum number of shares of Stock that may be issued in conjunction with awards other than options and SARs shall be 100,000. The aggregate number of shares available for grant under this Plan (including the number that may be granted as ISOs and as awards other than options and SARs) and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.
(b) Reuse of Shares.  To the extent any shares of Stock covered by an award (including stock awards) under the Plan are forfeited or are not delivered to a Participant or beneficiary for any reason, including because the award is forfeited, canceled or settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan and shall again become eligible for issuance under the Plan. With respect to SARs that are settled in Stock, only actual shares delivered shall be counted for purposes of these limitations. If the Exercise Price of any option granted under the Plan is satisfied by tendering shares of Stock to the Company (whether by actual delivery or by attestation and whether or not such surrendered shares were acquired pursuant to any award granted under the Plan), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for issuance under the Plan.
Section 3.3 Limitations on Grants to Individuals. With respect to awards, the following limitations shall be applicable:
(a) Options and SARs.  The maximum number of shares of Stock that may be subject to options or SARs granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), and then only to the extent that such limitation is required by Code Section 162(m), shall be 100,000. For purposes of this Section 3.3(a), if an option is in tandem with an SAR, such that the exercise of the option or SAR with respect to a share of Stock cancels the tandem SAR or option right, respectively, with respect to such share, the tandem option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3(a).

5

(b) Stock Awards.  The maximum number of shares of Stock that may be subject to stock awards described under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), and then only to the extent that such limitation is required by Code Section 162(m), shall be 50,000.
(c) Cash Incentive Awards and Stock Awards Settled in Cash.  The maximum dollar amount that may be payable to a Participant pursuant to cash incentive awards described under Section 2.1(d) or cash-settled stock awards under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be performance-based compensation (as that term is used for purposes of Code Section 162(m)), and then only to the extent that such limitation is required by Code Section 162(m), shall be $1,000,000.
(d) Dividend, Dividend Equivalents and Earnings.  For purposes of determining whether an award is intended to be qualified as performance-based compensation under the foregoing limitations of this Section 3.3, (i) the right to receive dividends and dividend equivalents with respect to any award which is not yet vested shall be treated as a separate award, and (ii) if the delivery of any shares or cash under an award is deferred, any earnings, including dividends and dividend equivalents, shall be disregarded.
(e) Partial Performance. Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate dollar value and/or number of shares less than the maximum dollar value and/or number of shares that could be paid or awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum dollar value and/or number of shares over the aggregate dollar value and/or number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the maximum dollar value and/or the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to Section 3.4 hereof.
Section 3.4 Corporate Transactions.  To the extent permitted under Section 409A, to the extent applicable, in the event of a corporate transaction involving the Company or the shares of Stock of the Company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), all outstanding awards under the Plan, the number of shares reserved for issuance under the Plan under Section 3.2 and each of the specified limitations set forth in Section 3.3 shall automatically be adjusted to proportionately and uniformly reflect such transaction (but only to the extent that such adjustment will not affect the status of an award intended to qualify as “performance-based compensation” under Code Section 162(m), if applicable); provided, however, that the Committee may otherwise adjust awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the awards and the Plan.  Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to

6

outstanding awards; (iii) adjustment of the Exercise Price of outstanding options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include, (A) replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (B) cancellation of the award in return for cash payment of the current value of the award, determined as though the award were fully vested at the time of payment, provided that in the case of an option or SAR, the amount of such payment shall be the excess of the value of the Stock subject to the option or SAR at the time of the transaction over the Exercise Price; provided, that no such payment shall be required in consideration for the cancellation of the award if the Exercise Price is greater than the value of the Stock at the time of such corporate transaction or event).
Section 3.5 Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
(a) Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.
(b) Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
Article 4
CHANGE IN CONTROL
Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or in the terms of any Award Agreement:
(a) If a Participant who is an employee or a Director of, or a service provider to, the Company or a Subsidiary at the time of a Change in Control then holds one or more outstanding options or SARs, all such options and SARs then held by the Participant shall become fully exercisable immediately upon the Change in Control (subject to the expiration provisions otherwise applicable to the option or SAR).
(b) If a Participant who is an employee or a Director of, or a service provider to, the Company or a Subsidiary at the time of a Change in Control then holds one or more stock awards described in Section 2.1(c) or cash incentive awards described in Section 2.1(d), all such awards shall be fully earned and vested immediately upon the Change in Control.

7

Section 4.2 Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred on the earliest of the following dates:
(a) The date of the consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty-three percent (33%) or more of the combined voting power of the then outstanding voting securities of the Holding Company; or
(b) The date that the individuals who, as of the date hereof, are members of the Board of Directors of the Holding Company (the “Holding Company Board”) cease for any reason to constitute a majority of the Holding Company Board, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of the Holding Company Board, and such new director shall, for purposes of this Plan, be considered as a member of the Holding Company Board; or
(c) The date of the Consummation by the Holding Company of (i) a merger or consolidation if the stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation, in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Holding Company outstanding immediately before such merger or consolidation or (ii) a complete liquidation or dissolution or an agreement for the sale or other disposition of two-thirds or more of the consolidated assets of the Holding Company or the Bank.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because thirty-three percent (33%) or more of the combined voting power of the then outstanding securities of the Holding Company is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Holding Company in substantially the same proportion as their ownership of stock of the Holding Company immediately prior to such acquisition.
In the event that any award under the Plan constitutes Deferred Compensation, and the settlement of, or distribution of benefits under such award is to be triggered by a Change in Control, then such settlement or distribution shall be subject to the event constituting the Change in Control also constituting a “change in control event” permitted under Code Section 409A.
Article 5
COMMITTEE
Section 5.1 Administration.  The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Article 5.  The Committee shall be selected by the Board, provided that the Committee shall consist of two (2) or more members of the Board, each of whom are both a “non-employee director” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and an “outside director” (within the meaning of Code Section 162(m)). Subject to applicable stock exchange rules, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

8

Section 5.2 Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:
(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and any Subsidiary’s employees, Directors and service providers those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, (subject to the restrictions imposed by Article 6) to cancel or suspend awards and to reduce or eliminate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.
(b) Notwithstanding anything in the Plan to the contrary, in the event that the Committee determines that it is advisable to grant awards which shall not qualify for the exception for performance-based compensation from the tax deductibility limitations of Section 162(m) of the Code, the Committee may make such grants or awards, or may amend the Plan to provide for such grants or awards, without satisfying the requirements of Section 162(m) of the Code.
(c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
(d) The Committee will have the authority to define terms not otherwise defined herein.
(e) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(f) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company and applicable state corporate law.
Section 5.3 Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either: (i) not then “covered employees,” within the meaning of Code Section 162(m) and are not expected to be “covered employees” at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

9

Section 5.4 Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and any Subsidiary shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and any Subsidiary as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
Section 5.5 Expenses and Liabilities. All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan or any Award Agreement shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Plan. The Company, and its officers and Directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.
Article 6
AMENDMENT AND TERMINATION
Section 6.1 General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.5, Section 3.4 and Section 6.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.
Section 6.2 Amendment to Conform to Law.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A). By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.5 to any award granted under this Plan without further consideration or action.

10

Article 7
GENERAL TERMS
Section 7.1 No Implied Rights.
(a) No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
(b) No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.
(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
Section 7.2 Transferability.  The Committee may provide at the time it makes an award under the Plan or at any time thereafter that such award may be transferable by the Participant, subject to such limitations as the Committee may impose, provided, however, that such transfers shall be limited to immediate family members of participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant. Except as otherwise so provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.
Section 7.3 Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

11

Section 7.4 Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock, stock options or other equity awards otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.
Section 7.5 Award Agreement.  Each award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.
Section 7.6 Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.
Section 7.7 Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.
Section 7.8 Tax Withholding.  All distributions under the Plan are subject to withholding of all applicable taxes and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations.  Except as otherwise provided by the Committee, such withholding obligations may be satisfied: (a) through cash payment by the Participant; (b) through the surrender of shares of Stock which the Participant already owns; or (c) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such shares under clause (c) may not be used to satisfy more than the Company’s minimum statutory withholding obligation.
Section 7.9 Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.
Section 7.10 Successors.  All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

12

Section 7.11 Indemnification.  To the fullest extent permitted by law, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
Section 7.12 No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash, Stock or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 7.13 Governing Law.  The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law.
Section 7.14 Benefits Under Other Plans.  Except as otherwise provided by the Committee, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).
Section 7.15 Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

13

Section 7.16 Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, or any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at the address set forth below:
QCR Holdings, Inc.
3551 Seventh Street
Moline, Illinois 61265
Fax: (309) 736-3149
Such notices, demands, claims and other communications shall be deemed given:
(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or
(c) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;
provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s senior human resource officer and Corporate Secretary.
Article 8
DEFINED TERMS; CONSTRUCTION
Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:
(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.
(b) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.
(c) “Board” means the Board of Directors of the Company.
(d) If the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (1) any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or Subsidiary, or (2) willful violation of any law, rule or regulation in connection with the performance of a Participant’s duties (other than traffic violations or similar offenses), or (3) with respect to any employee of the Company or Subsidiary, commission of any act of moral turpitude or conviction of a felony, or (4) the willful or negligent failure of the Participant to perform his duties in any material respect.

14

(e) “Change in Control” has the meaning ascribed to it in Section 4.2.
(f) “Code” means the Internal Revenue Code of 1986, as amended, and   any rules, regulations and guidance promulgated thereunder, as modified from time to time.
(g) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.
(h) “Committee” means the Committee acting under Article 5.
(i) “Director” means a member of the board of directors of the Company or a Subsidiary.
(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(k) “Exercise Price” means the price established with respect to an option or SAR pursuant to Section 2.2.
(l) “Fair Market Value” shall, on any date, mean the officially-quoted closing selling price of the shares on such date on the principal national securities exchange on which such shares are listed or admitted to trading (including the New York Stock Exchange, Nasdaq Stock Market, Inc. or such other market or exchange in which such prices are regularly quoted) or, if there have been no sales with respect to shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Code Sections 422 and 409A.
(m) “ISO” has the meaning ascribed to it in Section 2.1(a).
(n) “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.
(o) “Securities Act” means the Securities Act of 1933, as amended from time to time.
(p) “SAR” has the meaning ascribed to it in Section 2.1(b).
(q) “Stock” means the common stock of the Company, $1.00 par value per share.
(r) “Subsidiary” means any corporation, affiliate or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

15

(s) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an employee of, or service provider to (which, for purposes of this definition, includes Directors), the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:
(i) The Participant’s cessation as an employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.
(ii) The Participant’s cessation as an employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.
(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.
(iv) A service provider whose services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides services requested by the Company or any Subsidiary (as determined by the Committee).
(v) Unless otherwise provided by the Committee, an employee who ceases to be an employee, but becomes or remains a Director, or a Director who ceases to be a Director, but becomes or remains an employee, shall not be deemed to have incurred a Termination of Service.
(vi) Notwithstanding the forgoing, in the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner not to be inconsistent with the definition of “Separation from Service” as defined under Code Section 409A.
(t) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of Directors without the happening of any pre-condition or contingency.

16

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:
(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;
(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;
(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;
(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;
(e) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company;
(f) “including” means “including, but not limited to”;
(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;
(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;
(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;
(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

17

[FORM OF PROXY CARD]
Annual Meeting of Stockholders
May 5, 2010
The undersigned hereby appoints James J. Brownson and Douglas M. Hultquist of QCR Holdings, Inc. (“QCR Holdings”), with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of stock of QCR Holdings that the undersigned is entitled to vote at QCR Holdings Annual Meeting of Stockholders (the “Meeting”), to be held at 10:00 a.m., central standard time, on May 5, 2010, at the i wireless Center (formerly The Mark of the Quad Cities), located at 1201 River Drive, Moline, Illinois 61265, and any and all adjournments and postponements thereof, as follows:
1.	To approve an amendment to the Certificate of Incorporation of QCR Holdings to increase the maximum number of directors on the board of directors from twelve to fifteen.
☐ FOR           ☐ AGAINST           ☐ ABSTAIN
The Board of Directors recommends a vote “FOR” approval of this proposal.
2.	To approve an amendment to the Certificate of Incorporation of QCR Holdings to increase the number of authorized shares of common stock from 10,000,000 shares to 20,000,000 shares.
☐ FOR           ☐ AGAINST           ☐ ABSTAIN
The Board of Directors recommends a vote “FOR” approval of this proposal.
3.	To approve the issuance of a new series of convertible preferred stock in accordance with NASDAQ Listing Rule 5635.
☐ FOR           ☐ AGAINST           ☐ ABSTAIN
The Board of Directors recommends a vote “FOR” approval of this proposal.
4.	To approve the QCR Holdings, Inc. 2010 Equity Incentive Plan.
☐ FOR           ☐ AGAINST           ☐ ABSTAIN
The Board of Directors recommends a vote “FOR” approval of this proposal.
5.	To elect the following directors: (1) Larry J. Helling; (2) Douglas M. Hultquist; (3) Mark C. Kilmer; and (4) Charles M. Peters.
☐ FOR ALL NOMINEES
☐ WITHHOLD ALL NOMINEES
☐ FOR ALL NOMINEES EXCEPT THOSE LISTED
The Board of Directors recommends a vote “FOR” all of the nominees.
6.	To approve a non-binding, advisory proposal on the compensation of certain executive officers.

1

☐ FOR           ☐ AGAINST           ☐ ABSTAIN
The Board of Directors recommends a vote “FOR” approval of this proposal.
7.	In accordance with their discretion, to transact such other business as may properly come before the Meeting and any adjournments or postponements of the Meeting.
(continued and to be signed on the next page)

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR AND FOR ALL OF THE OTHER PROPOSALS DESCRIBED IN THE PROXY STATEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

2

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
This proxy may be revoked at any time before it is voted at the Meeting by: (i) signing another proxy with a later date and returning that proxy to QCR Holdings; (ii) timely submitting another proxy via the telephone or internet; (iii) sending notice to QCR Holdings regarding the revocation of this proxy; or (iv) voting in person at the Meeting. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from QCR Holdings, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders and the Proxy Statement.

Date:
PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER

PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

3